UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21913

Scotia Institutional Funds
(Exact name of registrant as specified in charter)

1055 Westlakes Drive, Suite 301 Berwyn, PA 19312
(Address of principal executive offices) (Zip code)

Amy D. Duling Scotia Institutional Investments US, LP 1055 Westlakes Drive, Suite 301 Berwyn, PA 19312
(Name and address of agent for service)

Registrant's telephone number, including area code: 610-854-0900

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

Annual Report

September 30, 2013

Dynamic Energy Income Fund
Dynamic U.S. Growth Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

5	Investment Review

7	Schedule of Investments

9	Financial Statements

15	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Interested and Independent Trustees of the Trust

26	Officers of the Trust

27	Additional Fund Information

This report is submitted for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Funds’ current prospectus.

Shares of the Funds are distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in these Funds, can be obtained by calling 1-888-572-0968. Read the prospectus carefully before investing.

Dynamic Funds 2013 Annual Report

Letter to Shareholders

September 30, 2013
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the Dynamic Funds. In this report, you will find important financial information about the Dynamic Funds, as well as discussion of investment performance and a complete list of portfolio holdings.

September 2013 marks the five year anniversary of the crisis that engulfed financial markets worldwide. Since that time, investors have confronted countless challenging economic and political issues. In the face of those challenges, many have struggled to maintain a long term perspective toward investing. The investment professionals responsible for management of each of our Funds have remained true to their respective investment disciplines throughout the market turmoil of recent years, and more recently as markets have recovered. Our portfolio managers bring proven experience, well established investment skill and global perspective to the stock selection process. We believe this combination of skill, experience and perspective has allowed our managers to look beyond challenging short term market conditions to focus on the critical long term investment goals of our shareholders.

In 2011, DundeeWealth Inc. (renamed HollisWealth Inc. effective November 1, 2013) was acquired by The Bank of Nova Scotia (“Scotiabank”) and became a wholly-owned subsidiary of Scotiabank, operating as part of Scotiabank’s global wealth management division. Scotiabank is one of North America’s premier financial institutions. Scotiabank and its affiliates offer a broad range of financial products and services, including personal and commercial banking, insurance, asset management and wealth management services, to over 19 million customers in more than 55 countries around the world. While Scotiabank will continue to deliver distinctive investment solutions to clients worldwide, we have made the difficult decision to exit sponsorship of our US mutual fund trust. With respect to the Dynamic Energy Income Fund, the Fund will be liquidating on December 20, 2013. In the case of the Dynamic U.S. Growth Fund, we continue to examine potential partners for a potential reorganization or adoption of the Dynamic U.S. Growth Fund in order to continue its business.

Thank you for your investment and confidence in the Dynamic Funds. We appreciate the opportunity you’ve given us to assist you in meeting your investment goals. We are grateful for the trust you’ve placed in us and wish you all the best in the future.

Sincerely,
Amy D. Duling
President
Scotia Institutional Funds

Dynamic Funds 2013 Annual Report	1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2013 to September 30, 2013 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Dynamic Energy Income Fund and Dynamic U.S. Growth Fund (each a “Fund”, and collectively, the “Funds”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Funds’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds have no sales charges, redemption Fees or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Expense	During the Period
	4/01/13	9/30/13	Ratio(1)	4/01/13 to 9/30/13(2)
Dynamic Energy Income Fund - Class I
Actual Fund Return	$1,000.00	$1,022.53	1.09%	$5.53
Hypothetical 5% Return	$1,000.00	$1,019.60	1.09%	$5.52
Dynamic U.S. Growth Fund - Class I
Actual Fund Return	$1,000.00	$1,275.55	0.84%	$4.79
Hypothetical 5% Return	$1,000.00	$1,020.86	0.84%	$4.26
(1)	Annualized, based on the Funds’ expenses for the period after fee waiver and/or expense reimbursements.
(2)
Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

2	Dynamic Funds 2013 Annual Report

Performance

Dynamic Energy Income Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2013
Class I
1 year	0.48%
Since Inception (8/18/09)	11.04%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on August 14, 2009, the Fund began investing consistent with its investment objective on August 18, 2009.

International securities, including the Canadian securities in which the Fund invests, involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The value of the Fund’s investments in equity securities and income trust and MLP units may fluctuate drastically from day-to-day causing price volatility and possible loss of principal.

The Fund is subject to the risk that its investments in securities of companies involved in energy, alternative energy or related activities, may underperform other market segments or the equity markets as a whole. The Fund’s investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Standard & Poor’s/ Toronto Stock Exchange Capped Energy Index includes all the stocks that fall under the S&P/TSX Composite Index - Energy Sector, except 3 Global Industry Classification Standard sub-industries (Oil & Gas Refining & Marketing, Oil & Gas Storage & Transportation and Coal & Consumable Fuels). The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s capped net expense ratio at September 30, 2013 is 1.09%. Prior to December 1, 2012, the Fund’s net expense ratio was capped at 1.15%.

In the Fund’s current prospectus, the Fund’s expense ratio is 1.63%.

Dynamic Funds 2013 Annual Report	3

Performance

Dynamic U.S. Growth Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2013
Class I
1 year	22.27%
Since Inception (4/01/09)	29.66%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 1, 2009.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

From time to time the Fund may be concentrated in a specific sector, industry or issuer and may be subject to greater risk from downturns affecting a specific issuer or industry.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index assumes the reinvestment of all dividends. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s capped net expense ratio at September 30, 2013 is 0.84%. Prior to December 1, 2012, the Fund’s net expense ratio was capped at 0.95%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 1.25%.

4	Dynamic Funds 2013 Annual Report

Investment Review

Dynamic Energy Income Fund
September 30, 2013 (Unaudited)

Investment Philosophy and Process

Scotia Institutional Asset Management US, Ltd. (formerly, GCIC US, Ltd.) (“SIAM”) serves as the sub-adviser to the Fund pursuant to an investment sub-advisory agreement between Scotia Institutional Investments US, LP (formerly, DundeeWealth US, LP) and SIAM. SIAM is an indirect wholly owned subsidiary of HollisWealth Inc. (formerly, DundeeWealth Inc.) (“HollisWealth”). HollisWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. HollisWealth is a wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). SIAM was established to offer HollisWealth’s investment capabilities to clients in the United States. Supported by a team of fundamental analysts, market strategists, economists and traders, the portfolio managers build high-conviction globally oriented portfolios. SIAM offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund is an actively managed portfolio of equity securities of domestic and foreign companies that primarily operate in the exploration, development, production, sale and distribution of oil, natural gas and other commodities. The Fund may also invest in companies involved in the development and distribution of power and water resources and/or the development of energy pipelines. The investment objective of the Fund is to seek to achieve high income generation and long-term growth of capital. The Fund invests primarily in Canadian securities and seeks to capitalize on the increasingly important role that Canada is expected to play in the future demand for oil and natural gas.

Performance Review

For the fiscal year ended September 30, 2013, the Fund returned 0.48% versus a return of 0.39% for its benchmark, the S&P/TSX Capped Energy Index, for the same period. For the three year period ended September 30, 2013, the Fund returned 4.66% versus a return of 0.18% for its benchmark for the same period. Since the inception of the Fund on August 18, 2009 through September 30, 2013, the Fund returned 11.04% versus a return of 4.80% achieved by the S&P/TSX Capped Energy Index.

During the fiscal year, the Fund experienced a positive return and performed approximately in-line with its benchmark. The five largest individual contributors to performance were allocations to Enterprise Products Partners L.P., Whitecap Resources Inc., Plains All American Pipeline L.P., Pembina Pipeline Corporation and the lack of ownership (zero weight) in Penn West Petroleum Ltd. which was a weak performer in the benchmark. The largest individual detractors on a relative basis were Poseidon Concepts Corp., Renegade Petroleum Ltd., Twin Butte Energy Ltd., Parallel Energy Trust Units and an underweight position in Suncor Energy Inc., which was a strong performer in the benchmark during the fiscal year.

The Fund’s management team continues to believe that the ability to differentiate through active management and stock selection within the global energy markets will remain paramount to achieving the Fund’s objectives. At the end of the fiscal year, the Fund maintained positions across the market capitalization spectrum and remained primarily invested in the North American energy sector. The Fund’s management team remains committed to investing in what it believes are the most attractive growth and income opportunities in this unique segment of the global energy market.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2013 Annual Report	5

Investment Review

Dynamic U.S. Growth Fund
September 30, 2013 (Unaudited)

Investment Philosophy and Process

Scotia Institutional Asset Management US, Ltd. (formerly, GCIC US, Ltd.) (“SIAM”) serves as the sub-adviser to the Fund pursuant to an investment sub-advisory agreement between Scotia Institutional Investments US, LP (formerly, DundeeWealth US, LP) and SIAM. SIAM is an indirect wholly owned subsidiary of HollisWealth Inc. (formerly, DundeeWealth Inc.) (“HollisWealth”). HollisWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. HollisWealth is a wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). SIAM was established to offer HollisWealth’s investment capabilities to clients in the United States. Supported by a team of fundamental analysts, market strategists, economists and traders, the portfolio managers build high-conviction globally oriented portfolios. SIAM offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group. A bottom-up approach is employed to construct a portfolio of the fastest-growing companies in the US economy. A focus on real earnings growth is used to build a strong foundation for the portfolio. This portfolio employs an active trading strategy designed to capture added value as these stocks fluctuate through their individual cycles of growth and earnings period announcements.

Performance Review

For the fiscal year ended September 30, 2013, the Fund returned 22.27% versus a return of 19.27% for its benchmark, the Russell 1000 Growth Index, for the same period. For the three year period ended September 30, 2013, the Fund returned 20.34% versus a return of 16.94% for its benchmark for the same period. Since the inception of the Fund on April 1, 2009 through September 30, 2013, the Fund returned 29.66% versus a return of 20.99% achieved by the Russell 1000 Growth Index.

The Fund’s outperformance for the fiscal year was primarily driven by stock selection decisions within the Information Technology and Health Care sectors. The top five contributors to performance included Regeneron Pharmaceuticals Inc., NetSuite Inc., Infoblox Inc., Splunk Inc. and the Fund’s lack of ownership in Apple Inc., which was a weak performer in the benchmark. The five largest detractors included positions in SolarWinds Inc., Aruba Networks Inc., Alexion Pharmaceuticals Inc., Fusion-io Inc. and Broadsoft Inc.

The Fund’s management team continues to focus its efforts on building high-conviction portfolios with 20 to 30 stocks that it believes are today’s most compelling growth opportunities. At the end of the fiscal year, the Fund remained invested primarily in the Information Technology, Consumer Discretionary and Health Care sectors.

Portfolio holdings are subject to change at any time.

6	Dynamic Funds 2013 Annual Report

Schedule of Investments

Dynamic Energy Income Fund
September 30, 2013

	Number of	Market
	Shares/Units	Value

COMMON STOCKS - 96.1%

Canada - 54.0%

ARC Resources, Ltd.	39,081	$996,707
Baytex Energy Corp.	24,653	1,017,425
Black Diamond Group, Ltd.	30,900	738,564
Bonterra Energy Corp.	19,000	1,036,095
CanElson Drilling, Inc.	21,800	135,027
Canexus Corp.	83,127	608,492
Crescent Point Energy Corp.	29,136	1,103,154
Gibson Energy, Inc.	46,179	1,101,966
Innergex Renewable Energy, Inc.	92,504	785,797
Parallel Energy Trust (a)	211,170	805,687
Pembina Pipeline Corp.	34,529	1,144,430
Pengrowth Energy Corp.	170,115	1,000,822
PHX Energy Services Corp.	34,711	364,953
Renegade Petroleum, Ltd.	495,800	510,216
Renegade Petroleum, Ltd., Private Placement*†‡	325,000	334,450
TORC Oil & Gas, Ltd.	80,000	680,355
TransCanada Corp.	25,000	1,098,248
Twin Butte Energy, Ltd.	393,806	814,336
Vermilion Energy, Inc.	19,578	1,076,168
Whitecap Resources, Inc.	97,300	1,142,983
		16,495,875
Netherland - 3.9%
LyondellBasell Industries NV, Class A	16,300	1,193,649

United States - 38.2%
Access Midstream Partners LP	19,100	922,721
Anadarko Petroleum Corp.	9,500	883,405
Apache Corp.	1,800	153,252
Chevron Corp.	5,800	704,700
ConocoPhillips	10,700	743,757
DCP Midstream Partners LP	10,500	521,430
Energy Transfer Partners LP	18,400	958,088
Enterprise Products Partners LP	16,900	1,031,576
EOG Resources, Inc.	3,000	507,840
EQT Midstream Partners LP	7,500	369,225
Magellan Midstream Partners LP	5,600	316,008
Marathon Oil Corp.	27,300	952,224
MarkWest Energy Partners LP	14,000	1,011,220
Noble Energy, Inc.	12,700	851,027
Plains All American Pipeline LP	18,000	947,880
Targa Resources Partners LP	15,500	797,785
		11,672,138

Total Common Stocks
(Cost $30,140,590)		29,361,662

	Principal	Market
	Amount	Value

SHORT-TERM INVESTMENTS - 5.1%
BNY Mellon Cash Reserve, 0.01%**, due 10/01/13	$1,552,901	1,552,901
Total Short-Term Investments (Cost $1,552,901)		1,552,901
Total Investments - 101.2% (Cost $31,693,491)***		30,914,563
Put Written Options - (0.1)% (Premiums received $1,248)		(770)
Forward Foreign Exchange Contract - 0.1% (Unrealized appreciation)		15,444
Liabilities in Excess of Other Assets - (1.2)%		(378,299)
NET ASSETS - 100.0%		$30,550,938

Put Options Written as of 09/30/13 were as follows:
Number of		Expiration Date/
Contracts	Put Options Written	Exercise Price	Market Value
7	EOG Resources, Inc.	Oct. 2013/$160	$(770)
Total (Premiums received $1,248)			$(770)

Forward Foreign Exchange Contracts as of 09/30/13 were as follows:

Short Forward
Currency		Currency		Settlement	Unrealized
Purchased		Sold		Date	Appreciation
CAD	9,966,271	USD	10,265,000	11/27/13	$15,444
Total Unrealized Appreciation					$15,444

†	Fair valued security. The aggregate value of fair valued securities is $334,450 comprising 1.09% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.
‡	Illiquid security.
(a)	Denoted in units.
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing security.
**	Current yield as of September 30, 2013.
***	Aggregate tax cost is $31,470,210 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$3,428,720
Gross unrealized depreciation	(3,984,367)
Net unrealized depreciation	$(555,647)

Sector Allocation	% of Net Assets
Energy	85.2%
Materials	8.3
Utilities	2.6
Short-Term Investments and other	3.9
100.0%
See Notes to Financial Statements

Dynamic Funds 2013 Annual Report	7

Schedule of Investments

Dynamic U.S. Growth Fund
September 30, 2013

	Number	Market
	of Shares	Value

COMMON STOCKS - 93.5%
Consumer Discretionary - 34.1%
Amazon.com, Inc.*	6,900	$2,157,216
Chipotle Mexican Grill, Inc.*	5,000	2,143,500
Michael Kors Holdings Ltd*	31,900	2,377,188
priceline.com, Inc.*	2,900	2,931,755
Starbucks Corp.	27,900	2,147,463
Tractor Supply Co.	30,000	2,015,100
Ulta Salon Cosmetics & Fragrance, Inc.*	21,800	2,604,228
Under Armour, Inc., Class A*	33,500	2,661,575
		19,038,025

Health Care - 18.9%
Alexion Pharmaceuticals, Inc.*	18,600	2,160,576
Celgene Corp.*	14,400	2,216,592
Illumina, Inc.*	28,700	2,319,821
Pharmacyclics, Inc.*	9,100	1,259,622
Regeneron Pharmaceuticals, Inc.*	8,200	2,565,534
		10,522,145

Information Technology - 40.5%
Commvault Systems, Inc.*	23,600	2,072,788
Facebook, Inc., Class A*	49,300	2,476,832
Infoblox, Inc.*	61,200	2,559,384
LinkedIn Corp., Class A*	8,200	2,017,692
Medidata Solutions, Inc.*	10,100	999,193
NetSuite, Inc.*	25,300	2,730,882
Salesforce.com, Inc.*	53,200	2,761,612
Splunk, Inc.*	39,400	2,365,576
Workday, Inc., Class A*	23,300	1,885,669
Yelp, Inc.*	41,100	2,719,998
		22,589,626
Total Common Stocks
(Cost $42,363,045)		52,149,796

	Principal	Market
	Amount	Value

SHORT-TERM INVESTMENTS - 8.9%
BNY Mellon Cash Reserve, 0.01%**, due 10/01/13	$4,944,925	4,944,925
Total Short-Term Investments
(Cost $4,944,925)		4,944,925
Total Investments - 102.4%
(Cost $47,307,970)***		57,094,721
Liabilities in Excess of Other Assets - (2.4)%		(1,357,329)
NET ASSETS - 100.0%		$55,737,392

*	Non-income producing security.
**	Current yield as of September 30, 2013.
***	Aggregate tax cost is $47,392,209 and net unrealized appreciation is as follows:
Gross unrealized appreciation	$9,786,751
Gross unrealized depreciation	(84,239)
Net unrealized appreciation	$9,702,512

Sector Allocation	% of Net Assets
Information Technology	40.5%
Consumer Discretionary	34.1
Health Care	18.9
Short-Term Investments and other	6.5
100.0%
See Notes to Financial Statements

8	Dynamic Funds 2013 Annual Report

Statements of Assets and Liabilities

September 30, 2013

	Dynamic	Dynamic
	Energy Income	U.S. Growth
	Fund	Fund
Assets:
Investments, at market value (cost $31,693,491 and $47,307,970, respectively) (Note 2 and Note 3)	$30,914,563	$57,094,721
Foreign currency, at value (cost $5,278)	5,291	-
Deposit at broker	75,000	-
Receivable from Fund shares sold	109,882	291,666
Unrealized appreciation on forward foreign exchange contracts	15,444	-
Dividends and interest receivable	102,426	-
Other prepaid expenses	24,579	25,734
Total assets	31,247,185	57,412,121

Liabilities:
Put options written (premiums received $1,248)	770	-
Payable for Fund shares redeemed	652,696	175,210
Payable for investments purchased	-	1,445,317
Investment advisory fees payable (Note 5)	22,697	31,674
Administration and accounting fees payable (Note 6)	4,395	4,331
Chief Compliance Officer fees payable (Note 5)	228	347
Custodian fees payable (Note 6)	3,810	4,737
Shareholder servicing fees (Note 6)	3,653	6,750
Transfer agent fees payable (Note 6)	1,646	-
Other accrued expenses	6,352	6,363
Total liabilities	696,247	1,674,729
Net Assets	$30,550,938	$55,737,392

Net Assets consist of:

Paid-in capital	$32,894,508	$43,211,621
Accumulated net investment income	619,020	-
Accumulated net realized gain (loss) on investments, options written, and foreign currency transactions	(2,199,979)	2,739,020
Net unrealized appreciation/(depreciation) on investments	(778,928)	9,786,751
Net unrealized appreciation on options written	478	-
Net unrealized appreciation on foreign currency translations	15,839	-
Net Assets	$30,550,938	$55,737,392

Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	2,393,247	2,030,754

Net asset value, offering, and redemption price per share (Note 2)	$12.77	$27.45

See Notes to Financial Statements

Dynamic Funds 2013 Annual Report	9

Statements of Operations

For theYear Ended September 30, 2013

	Dynamic	Dynamic
	Energy Income	U.S. Growth
	Fund	Fund
Investment Income:
Dividends (net of foreign withholding taxes of $215,060 and $0, respectively)	$1,692,438	$114,137
Interest	920	750
Total investment income	1,693,358	114,887

Expenses:
Investment advisory fees (Note 5)	345,245	328,475
Shareholder servicing fees - Class II	32,591	39,449
Administration and accounting fees (Note 6)	49,909	52,208
Audit fees	19,800	23,332
Chief Compliance Officer fees (Note 5)	5,007	6,556
Custodian fees (Note 6)	10,789	16,613
Insurance expense	4,774	7,938
Legal fees	9,698	11,420
Printing fees	8,623	12,025
Registration and filing fees	20,404	21,811
Transfer agent fees (Note 6)	21,381	22,684
Trustees’ fees and expenses (Note 5)	7,023	9,341
Other	4,249	3,882
Subtotal	539,493	555,734
Fees waived and reimbursed by Adviser (Note 5)	(118,936)	(96,041)
Fees waived by Fund’s service provider (Note 7)	(2,457)	(37,050)
Net expenses	418,100	422,643
Net Investment Income	1,275,258	(307,756)

Realized and Unrealized Gain (Loss) on Investments, Options Written, and Foreign Currency:
Net realized gain (loss) on investments	(1,026,727)	6,250,314
Net realized gain on options written	26,303	-
Net realized gain on foreign currency transactions and forward foreign exchange contracts	379,651	-
Net realized gain (loss) on investments, options written, and foreign currency transactions	(620,773)	6,250,314
Net change in unrealized appreciation/(depreciation):
on investments	(311,873)	2,137,548
on options written	136	-
on foreign currency translations and forward foreign exchange contracts	(45,117)	-
Net change in unrealized appreciation/(depreciation) on investments,
options written, and foreign currency translations	(356,854)	2,137,548

Net Realized and Unrealized Gain (Loss) on Investments, Options Written, and Foreign Currency	(977,627)	8,387,862

Net Increase in Net Assets Resulting from Operations	$297,631	$8,080,106

See Notes to Financial Statements

10	Dynamic Funds 2013 Annual Report

Statements of Changes in Net Assets

Dynamic Energy Income Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Operations:
Net investment income	$1,275,258	$1,209,100
Net realized loss on investments, options written, and foreign currency transactions	(620,773)	(629,597)
Net change in unrealized appreciation/(depreciation) on investments, options written, and foreign currency translations	(356,854)	2,743,524
Net Increase in Net Assets Resulting from Operations	297,631	3,323,027

Distributions to Shareholders from:
Net investment income	(1,401,631)	(908,695)
Net realized capital gains	-	(417,766)
Return of capital	(173,780)	-
Total distributions to shareholders	(1,575,411)	(1,326,461)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	28,436,458	9,113,112
Shares issued as reinvestment of distributions	1,567,389	1,315,450
Shares redeemed	(24,908,902)	(13,447,053)
Net increase (decrease) in net assets from shares of beneficial interest	5,094,945	(3,018,491)
Redemption fees*	-	9,751
Net increase (decrease) in net assets	3,817,165	(1,012,174)

Net Assets:
Beginning of year	26,733,773	27,745,947
End of year	$30,550,938	$26,733,773
Accumulated net investment income	$619,020	$85,092

Shares of Beneficial Interest Transactions (Class I):
Shares sold	2,232,426	683,545
Shares issued as reinvestment of distributions	129,613	100,678
Shares redeemed	(1,988,553)	(1,005,935)
Net increase (decrease) in shares outstanding	373,486	(221,712)

* Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

Dynamic Funds 2013 Annual Report	11

Statements of Changes in Net Assets

Dynamic U.S. Growth Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Operations:
Net investment loss	$(307,756)	$(381,385)
Net realized gain (loss) on investments	6,250,314	(1,043,015)
Net change in unrealized appreciation on investments	2,137,548	9,789,429
Net Increase in Net Assets Resulting from Operations	8,080,106	8,365,029

Distributions to Shareholders from:
Net realized capital gains	-	(1,229,248)
Total distributions to shareholders	-	(1,229,248)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	28,465,703	47,526,366
Shares issued as reinvestment of distributions	-	1,173,610
Shares redeemed	(39,815,730)	(50,324,549)
Net decrease in net assets from shares of beneficial interest	(11,350,027)	(1,624,573)
Redemption fees*	-	164,042
Net increase (decrease) in net assets	(3,269,921)	5,675,250

Net Assets:
Beginning of year	59,007,313	53,332,063
End of year	$55,737,392	$59,007,313
Accumulated net investment loss	$-	$(258,037)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	1,273,440	2,197,931
Shares issued as reinvestment of distributions	-	60,433
Shares redeemed	(1,871,114)	(2,462,837)
Net decrease in shares outstanding	(597,674)	(204,473)

* Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

12	Dynamic Funds 2013 Annual Report

Financial Highlights

Dynamic Energy Income Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	09/30/13	9/30/12	9/30/11	9/30/10	9/30/09(3)
	Class I	Class I	Class I	Class I	Class I
Net asset value, beginning of year or period	$13.24	$12.38	$12.39	$11.10	$10.00

Income (Loss) from Investment Operations:

Net investment income(1)	0.42	0.54	0.50	0.58	0.09

Net realized and unrealized gain (loss) on investments, options written, and foreign currency transactions	(0.39)	0.91	(0.24)	1.68	1.01
Total from investment operations	0.03	1.45	0.26	2.26	1.10

Less Distributions:

Dividends from net investment income	(0.44)	(0.42)	(0.25)	(0.87)	-
Distributions from realized capital gains	-	(0.17)	(0.03)	(0.10)	-
Distributions from return of capital	(0.06)	-	-	-	-
Total distributions	(0.50)	(0.59)	(0.28)	(0.97)	-

Redemption fees added to paid-in capital(1)	-	0.00 (2)	0.01	0.00 (2)	-
Net asset value, end of year or period	$12.77	$13.24	$12.38	$12.39	$11.10

Total return(4)	0.48%	11.87%	1.98%	20.94%	11.00	%(5)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of year or period (in 000’s)	$30,551	$26,734	$27,746	$2,747	$555
Operating expenses:
Before expense reimbursement/waiver	1.42%	1.58%	1.88%	10.43%	49.80	%(6)
After expense reimbursement/waiver	1.10%	1.15%	1.15%	1.15%	1.15	%(6)
Net investment income:
After expense reimbursement/waiver	3.35%	4.03%	3.60%	4.82%	6.54	%(6)
Portfolio turnover rate	104.54%	78.92%	120.19%	59.98%	20.50	%(5)

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Amount represent less than $0.005 per share.
(3)	The Fund commenced investment operations on August 14, 2009.
(4)	Total returns may reflect adjustments to conform to generally accepted accounting principles.
(5)	Non-annualized.
(6)	Annualized.

See Notes to Financial Statements

Dynamic Funds 2013 Annual Report	13

Financial Highlights

Dynamic U.S. Growth Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	09/30/13	9/30/12	9/30/11	9/30/10	9/30/09(3)
	Class I	Class I	Class I	Class I	Class I
Net asset value, beginning of year or period	$22.45	$18.83	$16.36	$12.32	$10.00

Income (Loss) from Investment Operations:

Net investment loss(1)	(0.14)	(0.16)	(0.16)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	5.14	4.21	2.82	5.80	2.37
Total from investment operations	5.00	4.05	2.66	5.67	2.32

Less Distributions:

Dividends from net investment income	-	-	-	(0.23)	-
Distributions from realized capital gains	-	(0.50)	(0.24)	(1.40)	-
Total distributions	-	(0.50)	(0.24)	(1.63)	-

Redemption fees added to paid-in capital(1)	-	0.07	0.05	0.00 (2)	-
Net asset value, end of year or period	$27.45	$22.45	$18.83	$16.36	$12.32

Total return(4)	22.27%	22.31%	16.54%	49.82%	23.20	%(5)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of year or period (in 000’s)	$55,737	$59,007	$53,332	$10,319	$616
Operating expenses:
Before expense reimbursement/waiver	1.13%	1.25%	1.32%	6.14%	30.21	%(6)
After expense reimbursement/waiver	0.86%	0.95%	0.95%	0.95%	0.95	%(6)
Net investment loss:
After expense reimbursement/waiver	(0.63)%	(0.75)%	(0.80)%	(0.90)%	(0.83	)%(6)
Portfolio turnover rate	345.12%	323.54%	358.15%	244.38%	205.10	%(5)

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Amount represent less than $0.005 per share.
(3)	The Fund commenced investment operations on March 31, 2009.
(4)	Total returns may reflect adjustments to conform to generally accepted accounting principles.
(5)	Non-annualized.
(6)	Annualized.

See Notes to Financial Statements

14	Dynamic Funds 2013 Annual Report

Notes to Financial Statements

September 30, 2013

1.	Organization

The Dynamic Energy Income Fund and Dynamic U.S. Growth Fund (each a “Fund” and collectively the “Funds”) are each a separate series of Scotia Institutional Funds (formerly, DundeeWealth Funds) (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) dated March 12, 2013. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). Each Fund is a separate mutual fund, and each share of a Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that Fund and are subject to liabilities related thereto. The Funds are authorized to issue an unlimited number of shares and offer three classes of shares: Institutional Shares, Class I Shares and Class II Shares. As of September 30, 2013, Institutional Shares and Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Dynamic Energy Income Fund which commenced operations on August 14, 2009, and Dynamic U.S. Growth Fund, which commenced operations on March 31, 2009. The financial statements of the remaining operational series in the Trust are presented in separate documents. The Funds are non-diversified portfolios as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

Scotia Institutional Investments US, LP (formerly, DundeeWealth US, LP) (the “Adviser” or “SII”), the investment adviser to the Dynamic Funds, has informed the Board of Trustees of the Trust that it has decided to exit the sponsored mutual fund business. As such, the Adviser is in the process of examining potential partners for a potential reorganization or adoption of the Dynamic Funds in order to continue each Dynamic Fund’s business. If the Adviser is not able to identify a suitable partner as described above, the Board of Trustees of the Trust will consider other options for the Dynamic Funds, which may include liquidation. On November 19, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Liquidation for the Dynamic Energy Income Fund (the “Liquidation Plan”). Pursuant to the Liquidation Plan, the Fund will be liquidated and terminated effective December 20, 2013. Prior to December 20, 2013, shareholders of the Fund may redeem their investment or exchange into another series of the Trust. All shareholders remaining in the Fund on December 20, 2013 will be liquidated and the proceeds sent to the address of record. Additional information will be provided to shareholders of the Dynamic Funds as it is available.

The Funds offer separate investment portfolios and have individual investment goals and strategy characteristics as follows:

Dynamic Energy Income Fund – seeks high income generation and long-term growth of capital and will invest, under normal market conditions, at least 80% of its assets in equity securities of energy and utility companies.

Dynamic U.S. Growth Fund – seeks long-term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies chosen according to a growth oriented investment approach.

It is expected that a significant portion of each Fund’s assets will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in a Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy and result in increased overall expenses for the remaining shareholders.

Foreign Issuer Risks

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Concentration Risks

The Dynamic Energy Income Fund will invest 25% or more of its total assets in companies in energy and energy-related industries. Concentrations in a particular industry may cause a Fund to be more sensitive to economic changes or events occurring in those industries.

Non-Diversification Risks

Funds that are non-diversified portfolios under the 1940 Act will invest in a limited number of issuers. Therefore, the investment performance of these Funds may be more volatile, as they may be more susceptible to risks associated with a single economic, political or regulatory event than funds that invest in a greater number of issuers.

Dynamic Funds 2013 Annual Report	15

Notes to Financial Statements
(Continued)

2.	Significant Accounting Policies

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments – The Funds may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If Scotia Institutional Asset Management US, Ltd.’s (formerly, GCIC US, Ltd.) (the “Sub-Adviser” or “SIAM”) prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Funds may leave the Funds in a worse position than if they had not used such strategies.

Derivative contracts held are not accounted for as hedging instruments under U.S. GAAP.

The Funds are subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Funds may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

There are significant risks associated with the Funds’ use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser’s or SIAM’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds’ exposure to price fluctuations, while others tend to increase its market exposure.

During the year ended September 30, 2013, the Funds had no investments in futures contracts or options on futures.

16	Dynamic Funds 2013 Annual Report

Notes to Financial Statements
(Continued)

Forward Foreign Currency Exchange Contracts – The Funds did engage in forward foreign currency exchange contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Adviser or Sub-Adviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Adviser or Sub-Adviser would otherwise desire, to the possible detriment of a Fund. Neither the CFTC nor banking authorities regulate forward currency through banks. In respect of such trading, a Fund is subject to the risk of bank failure or the inability or refusal by a bank to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to a Fund.

During the year ended September 30, 2013, the Dynamic Energy Income Fund entered into forward foreign exchange contract with Barclays Capital.

The Dynamic Energy Income Fund’s volume of activity in forward foreign currency exchange contracts during the year ended September 30, 2013 had an average monthly value of approximately $11,111,366. Forward foreign currency exchange contracts for the Dynamic Energy Income Fund at September 30, 2013 are presented within the Schedule of Investments.

Options – The Funds may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. Each Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

During the year ended September 30, 2013, the Dynamic Energy Income Fund entered into option contracts with TD Securities.

The Dynamic Energy Income Fund’s volume of activity in written options contracts during the year ended September 30, 2013 had an average monthly premium amount of approximately $7,592. Please refer to Note 8 for option activity during the year ended September 30, 2013.

The following tables present the value of derivatives held as of September 30, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Fair Values of Derivative Instruments as of September 30, 2013 for the Dynamic Energy Income Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency	Assets, Unrealized appreciation
Exchange Contracts	on forward foreign currency
	exchange contracts	$15,444

The following tables present the effect of derivatives on the Statement of Operations during the year ended September 30, 2013, by primary risk exposure:

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2013 for the Dynamic Energy Income Fund:

	Realized Gain or Loss on	Change in Unrealized
Derivatives Not Accounted for as	Derivatives Recognized	Appreciation on Derivatives
Hedging Instruments	in Income	Recognized in Income
Equity Contracts:
Option Contracts	$26,303	$136
Forward Foreign Exchange Contracts	440,746	(44,718)
Total	$467,049	$(44,582)

Dynamic Funds 2013 Annual Report	17

Notes to Financial Statements
(Continued)

Foreign Currency Translations – The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates as provided by an appropriate pricing service. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value (“NAV”) per share is the value of that share’s portion of all of the net assets of the Fund. Each Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern Time).

Distributions to Shareholders – The Funds distribute their net investment income and make distributions of net realized capital gains, if any, at least annually. The Dynamic Energy Income Fund expects to declare and pay distributions, if any, quarterly, however it may declare and pay distributions more or less frequently.

Redemption Fees – The Funds no longer impose a redemption fee. Prior to February 1, 2012, each Fund imposed a redemption fee of 2.00% on shares redeemed within 90 days of purchase. The redemption fee was calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest were treated as having been redeemed first. The redemption fee was deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.	Fair Value Measurements

The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

Level 1: Level 2:	Quoted prices in active markets for identical securities Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2013, is as follows:

Dynamic Energy
Income Fund
ASSETS:
Level 1: Quoted Prices
Common Stocks Market Value:
Canada	$16,161,425
Netherlands	1,193,649
United States	11,672,138
Short-term Investments Market Value:	1,552,901
Total Level 1 Market Value of Investments	$30,580,113
Level 2: Other Significant Observable Inputs
Common Stocks Market Value:
Canada	$334,450
Total Level 2 Market Value of Investments	$334,450
Total Market Value of Investments	$30,914,563

18	Dynamic Funds 2013 Annual Report

Notes to Financial Statements
(Continued)

Dynamic Energy
Income Fund
Level 2: Other Significant Observable Inputs
ASSETS:
Other Financial Instruments Unrealized Appreciation:*
Foreign Currency Exchange Risks:
Forward Foreign Currency Exchange Contracts	$15,444
LIABILITIES:
Equity Risks:
Put Options Written	(770)
Total Other Financial Instruments	$14,674

*	Other financial instruments are derivative instruments, such as forwards, and options which are valued at the unrealized appreciation/depreciation of the investment.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. The Funds did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2013.

To adjust for the time difference between local market close and the calculation of the NAV, Dynamic Energy Income Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

Dynamic
U.S. Growth
Fund *
Level 1 - Quoted Prices	$57,094,721
Total Market Value of Investments	$57,094,721

*	Level 1 securities for Dynamic U.S. Growth Fund consist of common stocks and BNY Mellon Money Market Account as disclosed in the Schedule of Investments.

There were no Level 3 investments held at September 30, 2013 or September 30, 2012 for Dynamic Energy Income Fund and Dynamic U.S. Growth Fund.

Additional Information to Evaluate Quantitative Information.

The Funds use recognized industry pricing services – approved by the Board of Trustees of the Trust (the “Board”) and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities and preferred equity securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair value prices for non-North and South American foreign equity securities are be provided by an independent fair value service on a daily basis in accordance with the fair value methods approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. The independent fair value service provides a fair value factor that is applied to the closing price of a foreign security to reflect movements in the security’s local market between the time of local closing and the time at which the Funds calculate NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

Fair valued securities may be common and preferred equities, warrants, options or rights. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

SII reports quarterly to the Board with respect to fair valuation events.

Dynamic Funds 2013 Annual Report	19

Notes to Financial Statements
(Continued)

4.	Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additionally, in January 2013, FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. New disclosures are required for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the implications, if any, of the new requirements and their impact has not been determined.

5.	Investment Advisory Fees and Other Transactions

The Funds have entered into an investment management agreement (the “Advisory Agreement”) with SII pursuant to which SII provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at an annual rate of the average daily net assets of the Funds.

As investment adviser to the Funds, SII has the ultimate responsibility over SIAM and is responsible for the investment performance of the Funds. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Funds’ total annual operating expenses from exceeding the expense caps shown below for the Class I shares of the Funds until January 31, 2014 (“Expense Limitation”). The Adviser may recapture any such waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement is made as long as the Expense Limitations are maintained. Effective December 1, 2012 through September 30, 2013, the annual investment advisory fee rates paid and the expense caps are as follows:

		Net Total Annual
	Management	Operating
	Fees	Expenses
Dynamic Energy Income Fund	0.90%	1.09%
Dynamic U.S. Growth Fund	0.65%	0.84%

Prior to December 1, 2012 the annual investment advisory fee rates paid and the expense caps were as follows:

		Net Total Annual
	Management	Operating
	Fees	Expenses
Dynamic Energy Income Fund	0.95%	1.15%
Dynamic U.S. Growth Fund	0.75%	0.95%

Sub-advisory fees paid to SIAM under the Sub-Advisory Agreement are paid by SII, not out of the Funds’ assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, SII and SIAM provide a continuous investment program for the Funds’ portfolios, and oversee the administration of all aspects relating to the Funds’ business and affairs.

For its services as investment sub-adviser to the Funds, SIAM is entitled to receive investment sub-advisory fees from SII at an annualized rate, calculated daily based on the average daily net assets of the Funds and paid monthly. SIAM will be paid 0.45% on the first $150,000,000 and 0.75% on the balance of the average daily net assets for the Dynamic Energy Income Fund. SIAM will be paid 0.25% on the first $150,000,000 and 0.55% on the balance of the average daily net assets for the Dynamic U.S. Growth Fund.

For the year ended September 30, 2013, the Adviser reimbursed the Funds as follows: $118,936 for the Dynamic Energy Income Fund and $96,041 for the Dynamic U.S. Growth Fund. The balances of recoverable expenses to the Adviser by Fund at September 30, 2013 were $371,440 and $398,825, respectively as described below:

	For the year	For the year	For the year
	ended	ended	ended	Balance of
	September 30, 2011,	September 30, 2012,	September 30, 2013,	Recoverable
	expiring	expiring	expiring	Expenses
	September 30, 2014	September 30, 2015	September 30, 2016	to the Adviser
Dynamic Energy Income Fund	$124,219	$128,285	$118,936	$371,440
Dynamic U.S. Growth Fund	$161,508	$141,276	$96,041	$398,825

20	Dynamic Funds 2013 Annual Report

Notes to Financial Statements
(Continued)

Except for the Chief Compliance Officer, the Trust does not pay any fees to its Officers for their services as such. For the year ended September 30, 2013, the Dynamic Energy Income Fund and Dynamic U.S. Growth Fund were allocated $5,007 and $6,556 in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

During the year ended September 30, 2013, the Dynamic Energy Income Fund paid brokerage commissions on security trades of $5,300 and $4,587 to Scotia Bank and Howard Weil, respectively, affiliates of SII.

6.	Shareholder Servicing Plans

Each of the Funds has adopted a Class I Shareholder Services Plan and a Class II Shareholder Services Plan (together, the “Shareholder Services Plans”). Under the Shareholder Services Plans, the Funds may pay service fees to firms that provide shareholder services, such as responding to shareholder inquiries and assisting shareholders with their accounts, not exceeding (i) ten basis points (0.10%) of each of the Fund’s average daily net assets attributable to Class I Shares and (ii) twenty-five basis points (0.25%) of each of the Fund’s average daily net assets attributable to Class II Shares. As of September 30, 2013 Class II Shares were not yet being offered to the public.

7.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Funds. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month for each Fund. Pursuant to a general release and payment agreement, BNYMIS agreed to a reduction of its transfer agency fees through December 30, 2013 in consideration of the Trust’s agreement to release BNYMIS from certain potential claims relating to the misallocation of short-term trading redemption credits among the Funds.

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Bank of New York Mellon Corporation acts as custodian (the “Custodian”) of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

Pursuant to a services agreement, BNYMIS agreed to waive $2,457 and $37,050 for the Dynamic Energy Income Fund and Dynamic U.S. Growth Fund in administration and accounting, custodian, and transfer agent fees for the year ended September 30, 2013. This waiver agreement was no longer effective at September 30, 2013.

8.	Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2013 was as follows:

	Dynamic Energy		Dynamic U.S.
	Income Fund		Growth Fund
	Year Ended September 30,		Year Ended September 30,
	2013	2012	2013	2012
Distribution paid from:
Ordinary Income
(inclusive of short-term capital gains)	$1,401,631	$908,695	$-	$1,229,248
Net long-term capital gains	-	417,766	-	-
Return of capital	173,780	-	-	-
Total distributions paid	$1,575,411	$1,326,461	$-	$1,229,248

9.	Investment Transactions

Investment transactions for the year ended September 30, 2013, excluding temporary short-term investments for the Fund, were as follows:

	Purchases	Sales
Dynamic Energy Income Fund	$42,955,086	$36,024,599
Dynamic U.S. Growth Fund	163,439,837	175,694,480

Dynamic Funds 2013 Annual Report	21

Notes to Financial Statements
(Continued)

Written options activity for the Funds listed below for the year ended September 30, 2013 was as follows:

	Dynamic Energy Income Fund
	Number of
	Contracts	Premiums
Options outstanding at September 30, 2012	84	$3,853
Options written	1,445	77,700
Options expired	(1,522)	(80,304)
Options outstanding at September 30, 2013	7	$1,248

10.	Federal Income Taxes

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and will distribute all of their taxable income, including any realized gain on investments, to their shareholders. In addition, by distributing in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to federal income or excise tax.

At September 30, 2013, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	Dynamic Energy	Dynamic U.S.
	Income Fund	Growth Fund
Undistributed ordinary income
(inclusive of short-term capital gains)	$-	$1,011,325
Undistributed long-term capital gains	-	1,811,935
Deferred post-October losses	-	-
Capital loss carry-forward	(322,481)	-
Unrealized appreciation/depreciation*	(554,774)	9,702,512
Qualified late year loss deferral**
Long Term Capital Loss Deferral	(1,466,315)	-
Total accumulated earnings	$(2,343,570)	$12,525,772

*	Includes unrealized appreciation/depreciation on foreign currency translation.
**
Qualified late year loss election relates to passive foreign investment companies, foreign currency, and capital losses on securities realized after October 31 and prior to the Fund’s tax year end and certain ordinary losses incurred after December 31 and before the Fund’s tax year end as if each occurred on the first day of the subsequent tax year.

At September 30, 2013, the Dynamic Energy Income Fund had a $322,481 net capital loss carryforwards for federal income tax purposes which is available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act 2010, the Fund is permitted to carryforward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as short-term or long-term rather than being considered all short-term as under previous law.

The following summarizes capital loss carryforwards and expiration dates for each Fund at September 30, 2013:

	Dynamic Energy	Dynamic U.S.
Expiring in Fiscal Year	Income Fund	Growth Fund
Short-Term (Post-Effective With No Expiration)	$-	$-
Long-Term (Post-Effective With No Expiration)	322,481	-

During the year ended September 30, 2013, the Dynamic U.S. Growth Fund utilized capital loss carryforwards of $736,913.

The differences between book and tax-basis unrealized appreciation/depreciation are attributable primarily to deferral of losses of wash sales and basis adjustments on investments in partnerships (Dynamic Energy Income Fund) and deferral of losses of wash sales (Dynamic U.S. Growth Fund).

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statements of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2013, the Funds did not incur any income tax, interest, or penalties. As of September 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. Tax years ended September 30, 2010 through September 30, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

22	Dynamic Funds 2013 Annual Report

Notes to Financial Statements
(Continued)

11.	Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications from tax treatment of currency gains and losses and a return of capital, (Dynamic Energy Income Fund) and netting short-term gain against current year net investment loss (Dynamic U.S. Growth Fund). These reclassifications have no effect on net assets or NAV per share. As of September 30, 2013, the reclassifications were as follows:

		Increase/(Decrease)	Increase/(Decrease)
	Decrease	Accumulated Net	Accumulated Net
	Paid-in Capital	Investment Income/(Loss)	Realized Gain (Loss)
Dynamic Energy Income Fund	$(174,034)	$35,088	$138,946
Dynamic U.S. Growth Fund	-	565,793	(565,793)

12.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

13.	Subsequent Events

Management has evaluated the impact on the Funds of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements, other than the reorganization described in Note 1.

Dynamic Funds 2013 Annual Report	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Scotia Institutional Funds:

We have audited the accompanying statements of assets and liabilities of the Dynamic Energy Income Fund and Dynamic U.S. Growth Fund, two of the funds comprising Scotia Institutional Funds (the “Funds”), including the schedules of investments, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2010, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated November 26, 2010. The financial highlights for the period ended September 30, 2009, were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

As described in Note 1, the Board of Trustees approved a liquidation of the Dynamic Energy Income Fund effective December 20, 2013.

Philadelphia, Pennsylvania
November 25, 2013

24	Dynamic Funds 2013 Annual Report

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

John Pereira Year of Birth: 1968	Trustee	Since September 2011	HollisWealth Inc., Executive Vice President and Chief Financial Officer	4	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	4	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	VAL Health, LLC Chairman	4	Advaxis, Inc.

			Millennium Oncology Management, Inc., Vice President

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Brown Advisory Partner	4	None

			Crosswind Investments LLC, Partner and Chief Executive Officer (2009-2012)

			Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)

Dynamic Funds 2013 Annual Report	25

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Duling Year of Birth: 1967	President	Since September 2011	Scotia Institutional Investments US, LP, Managing Partner and Chief Compliance Officer

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	Scotia Institutional Investments US, LP, Director of Regulatory Administration since 2010

	Chief Compliance Officer	Since April 2012	BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	Scotia Institutional Investments US, LP; Director of Finance and Administration

Constellation Investment Management Company; Chief Financial Officer (2004-2006)

26	Dynamic Funds 2013 Annual Report

Additional Fund Information

September 30, 2013
(Unaudited)

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

					Foreign Tax Credit (e)
	Qualified	Qualified	Dividends	Qualified	Foreign
	Interest	Dividend	Received	Short-Term	Source	Foreign
	Income (a)	Income (b)	Deduction (c)	Gain (d)	Income	Tax Paid
Dynamic Energy Income Fund	0.06%	91.67%	5.82%	100.00%	$1,401,034	$215,060
Dynamic U.S. Growth Fund	0.00%	0.00%	0.00%	0.00%	-	-

(a)	The ordinary distributions paid (net investment income plus short-term capital gain) represent the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.
(b)	The distributions paid by each Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.
(c)	The ordinary income distribution qualifies for the dividends received deduction available to corporations.
(d)	The ordinary income distribution qualifies for short-term gain, pursuant to the American Job Creation Act of 2004.
(e)	The Funds intend to elect to pass through the foreign taxes paid for the year ended September 30, 2013.

Proxy Voting Information

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Funds’ Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Funds’ website at http://www.theSIFunds.com.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent period ended June 30, 2013 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Funds’ complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dynamic Funds 2013 Annual Report	27

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS	WHAT DOES SCOTIA INSTITUTIONAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	▪	Social Security number
	▪	account balances
	▪	account transactions
	▪	transaction history
	▪	wire transfer instructions
	▪	checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Scotia Institutional Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Scotia Institutional Funds share?	Can you limit this sharing?
For our everyday business purposes –	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don’t share
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –	Yes	No
information about your transactions and experiences

For our affiliates’ everyday business purposes –	No	We don’t share
information about your creditworthiness

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call1-888-572-0968 or go to www.theSIFunds.com

28	Dynamic Funds 2013 Annual Report

Additional Fund Information
(Unaudited) (Continued)

What we do
How does Scotia Institutional Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Scotia Institutional Funds	We collect your personal information, for example, when you
collect my personal information?
	▪	open an account
	▪	provide account information
	▪	give us your contact information
	▪	make a wire transfer
	▪	tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

	▪	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	▪	affiliates from using your information to market to you
	▪	sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	▪	Our affiliates include companies such as Scotia Institutional Investments US, LP and HollisWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	▪	Scotia Institutional Funds doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	▪	Scotia Institutional Funds doesn’t jointly market.

Dynamic Funds 2013 Annual Report	29

Annual Report

September 30, 2013

JOHCM Emerging Markets Opportunities Fund
JOHCM International Select Fund
JOHCM Global Equity Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

6	Investment Review

9	Schedule of Investments

15	Financial Statements

24	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Interested and Independent Trustees of the Trust

33	Officers of the Trust

34	Additional Fund Information

This report is submitted for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Funds’ current prospectus.

Shares of the Funds are distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in these Funds, can be obtained by calling 1-888-572-0968. Read the prospectus carefully before investing.

JOHCM Funds 2013 Annual Report

Letter to Shareholders

September 30, 2013
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the JOHCM Funds. In this report, you will find important financial information about the JOHCM Funds, as well as discussion of investment performance and a complete list of portfolio holdings.

September 2013 marks the five year anniversary of the crisis that engulfed financial markets worldwide. Since that time, investors have confronted countless challenging economic and political issues. In the face of those challenges, many have struggled to maintain a long term perspective toward investing. The investment professionals responsible for management of each of our Funds have remained true to their respective investment disciplines throughout the market turmoil of recent years, and more recently as markets have recovered. Our portfolio managers bring proven experience, well established investment skill and global perspective to the stock selection process. We believe this combination of skill, experience and perspective has allowed our managers to look beyond challenging short term market conditions to focus on the critical long term investment goals of our shareholders.

In 2011, DundeeWealth Inc. (renamed HollisWealth Inc. effective November 1, 2013) was acquired by The Bank of Nova Scotia (“Scotiabank”) and became a wholly-owned subsidiary of Scotiabank, operating as part of Scotiabank’s global wealth management division. Scotiabank is one of North America’s premier financial institutions. Scotiabank and its affiliates offer a broad range of financial products and services, including personal and commercial banking, insurance, asset management and wealth management services, to over 19 million customers in more than 55 countries around the world. While Scotiabank will continue to deliver distinctive investment solutions to clients worldwide, we have made the difficult decision to exit sponsorship of our US mutual fund trust. With respect to the JOHCM Funds, the reorganization into Advisers Investment Trust was completed on November 18, 2013.

Thank you for your investment and confidence in the JOHCM Funds. We appreciate the opportunity you’ve given us to assist you in meeting your investment goals. We are grateful for the trust you’ve placed in us and wish you all the best in the future.

Sincerely,
Amy D. Duling
President
Scotia Institutional Funds

JOHCM Funds 2013 Annual Report	1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2013 to September 30, 2013 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the JOHCM Emerging Markets Opportunities Fund, JOHCM International Select Fund, and JOHCM Global Equity Fund (each a “Fund” and collectively the “Funds”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds have no sales charges, redemption fees or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Expense	During the Period
	4/01/13	9/30/13	Ratio(1)	4/01/13 to 9/30/13(2)
JOHCM Emerging Markets Opportunities Fund(3)
Actual Fund Return
Class Institutional	$1,000.00	$1,000.98	1.29%	$6.47
Class I	$1,000.00	$1,000.98	1.39%	$6.97
Hypothetical 5% Return
Class Institutional	$1,000.00	$1,018.60	1.29%	$6.53
Class I	$1,000.00	$1,018.10	1.39%	$7.03
JOHCM International Select Fund
Actual Fund Return
Class I	$1,000.00	$1,132.09	1.09%	$5.83
Class II	$1,000.00	$1,130.06	1.34%	$7.16
Hypothetical 5% Return
Class I	$1,000.00	$1,019.60	1.09%	$5.52
Class II	$1,000.00	$1,018.35	1.34%	$6.78
JOHCM Global Equity Fund(4)
Actual Fund Return
Class Institutional	$1,000.00	$1,123.52	1.08%	$5.75
Class I	$1,000.00	$1,123.52	1.18%	$6.28
Hypothetical 5% Return
Class Institutional	$1,000.00	$1,019.65	1.08%	$5.47
Class I	$1,000.00	$1,019.15	1.18%	$5.97
(1)	Annualized, based on the Funds’ expenses for the period after fee waivers and/or expense reimbursements.
(2)
Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

(3)	The Fund commenced investment operations on November 21, 2012. Account values and expense ratios for the Actual Fund Return are calculated from November 21, 2012 through September 30, 2013.
(4)	The Fund commenced investment operations on March 22, 2013. Account values and expense ratios for the Actual Fund Return are calculated from March 22, 2013 through September 30, 2013.

2	JOHCM Funds 2013 Annual Report

Performance

JOHCM Emerging Markets Opportunities Fund (Unaudited)

Aggregate Total Returns*
As of September 30, 2013
	Institutional
	Class	Class I
Since Inception (November 21, 2012)	2.70%	2.70%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown are unannualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**
The performance of the Fund’s other classes may be greater or less than Institutional Class Shares’ performance indicated on this chart, depending on whether different fees were incurred by shareholders investing in other classes.

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Morgan Stanley Capital International Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratios for Institutional Class and Class I at September 30, 2013 are 1.29% and 1.39%, respectively.

In the Fund’s current prospectus, the Fund’s gross expense ratios for Institutional Class and Class I are 1.90% and 2.00%, respectively.

JOHCM Funds 2013 Annual Report	3

Performance

JOHCM International Select Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2013
	Class I		Class II
1 year	30.71%		30.39
Since Inception	14.13%	(1)	13.32	(2)

(1)	The Inception date of Class I was July 30, 2009.
(2)	The Inception date of Class II was March 31, 2010.

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on July 29, 2009, the Fund began investing consistent with its investment objective on July 30, 2009.

***
The performance of the Fund’s other classes may be greater or less than Class I Shares’ performance indicated on this chart, depending on whether different fees were incurred by shareholders investing in other classes.

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Morgan Stanley Capital International EAFE Index (Europe, Australasia, and the Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratios for Class I and Class II at September 30, 2013 are 1.09% and 1.34%, respectively.

In the Fund’s current prospectus, the Fund’s gross expense ratios for Class I and Class II are 1.26% and 1.51%, respectively.

4	JOHCM Funds 2013 Annual Report

Performance

JOHCM Global Equity Fund (Unaudited)

Aggregate Total Returns*
As of September 30, 2013
	Institutional
	Class	Class I
Since Inception (March 22, 2013)	13.70%	13.70%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown are unannualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**
The performance of the Fund’s other classes may be greater or less than Institutional Class Shares’ performance indicated on this chart, depending on whether different fees were incurred by shareholders investing in other classes.

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is comprised of stocks from both developed and emerging markets. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratios for Institutional Class and Class I at September 30, 2013 are 1.08% and 1.18%, respectively.

In the Fund’s current prospectus, the Fund’s gross expense ratios for Institutional Class and Class I are 1.44% and 1.54%, respectively.

JOHCM Funds 2013 Annual Report	5

Investment Review

JOHCM Emerging Markets Opportunities Fund
September 30, 2013 (Unaudited)

Investment Philosophy and Process

JO Hambro Capital Management Ltd. (“JOHCM”) serves as the sub-adviser to the Fund. JOHCM was founded in 1993 and on October 26, 2011 was acquired by BT Investment Management. In 2001, JOHCM set up its first long only OEIC products (UK Growth and Continental European). In conjunction with joint venture partners, JOHCM also manages specialist property assets, mostly through listed entities.

The Fund seeks to outperform its benchmark through a combination of top-down (country level) and bottom-up (stock level) active positions. The Fund managers believe in the importance of understanding the investment drivers and risks at the country level. They believe in only investing in companies that benefit from the top-down environment that they can foresee. The Fund buys quality growth stocks at attractive valuations leading to a focused portfolio of 40-60 emerging market stocks.

Performance Review

This was a partial year for Fund performance for Class I Shares of the Fund. Since the inception of the Fund on November 21, 2012 through September 30, 2013, the Fund returned 2.70% versus a return of 3.36% achieved by its benchmark, the MSCI Emerging Markets Index for the same period.

For the partial year, a positive selection effect within South Africa, Hong Kong, Russia and South Korea was offset by a negative allocation effect from an overweight position in India and an underweight position in Taiwan, which performed well in the benchmark during the period. Investments in Centamin PLC, Randgold Resources Limited, HDFC Bank Limited Sponsored ADR, Yamana Gold Inc. and Petronet LNG (P-Note) were the five largest individual detractors on a relative basis. Naspers Limited Class N, Hyundai Motor Company Sponsored GDR Reg S, Yandex NV Class A, Biostime International Holdings Limited and Xinyi Glass Holdings Limited were the five largest individual contributors to the Fund’s relative performance during the fiscal year.

As of the end of the fiscal year, the Fund maintained an overweight exposure in the Consumer Discretionary, Information Technology and Industrials sectors. From a country perspective, the Fund had overweight allocations in Hong Kong, India, Russia and South Korea while positioned with an underweight in Brazil, Mexico, China, Indonesia and Taiwan versus the benchmark.

Portfolio holdings are subject to change at any time.

6	JOHCM Funds 2013 Annual Report

Investment Review

JOHCM International Select Fund
September 30, 2013 (Unaudited)

Investment Philosophy and Process

JO Hambro Capital Management Ltd. (“JOHCM”) serves as the sub-adviser to the Fund. JOHCM was founded in 1993 and on October 26, 2011 was acquired by BT Investment Management. In 2001, JOHCM set up its first long only OEIC products (UK Growth and Continental European). In conjunction with joint venture partners, JOHCM also manages specialist property assets, mostly through listed entities.

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance Review

For the fiscal year ended September 30, 2013, Class I Shares of the Fund returned 30.71% versus a return of 24.29% for the Fund’s benchmark, the MSCI EAFE Index, for the same period. For the three year period ended September 30, 2013, the Fund returned 12.79% versus a return of 8.97% for its benchmark for the same period. Since the inception of the Fund on July 30, 2009 through September 30, 2013, the Fund returned 14.13% versus a return of 9.94% achieved by the MSCI EAFE Index.

The primary driver of the Fund’s outperformance during the fiscal year was positive security selection. A positive selection effect in the Financials, Telecommunication Services and Health Care sectors led the Fund’s outperformance. From a country perspective, the Fund’s performance was driven by positive selection effect within the United Kingdom and Japan. Japan Exchange Group Inc., Virgin Media Inc., Valeant Pharmaceuticals International Inc., Japan Securities Finance Co., Ltd. and Chicago Bridge & Iron Co. NV were the five largest individual contributors to the Fund’s relative performance during the fiscal year. Investments in Poseidon Concepts Corp., Dena Co., Ltd., Yamana Gold Inc., Dialog Semiconductor PLC and the Fund’s cash position were the five largest individual detractors on a relative basis.

The Fund’s management team continues to adhere to its distinctive “4-Dimensional” global investment process, which focuses research on the company-specific, sector or country factors that it believes will drive each stock and then anticipates how these relationships will change over time. The Fund invests in a limited number of securities, ensuring that each holding remains a high conviction idea. Positions are equally weighted, as a risk control measure, to protect against over confidence bias and over concentration in individual stocks. The Fund’s sell discipline is designed to trim winners back to equally weighted positions and remove losers to make room for new higher conviction stocks.

As of the end of the fiscal year, the Fund maintained a significant overweight exposure in the Information Technology sector and modest overweights in the Industrials and Consumer Discretionary sectors. The management team works to identify holdings it believes have attractive valuations and significant opportunities for growth within these sectors. Relative to the country weights in the benchmark, the Fund maintained a notable overweight exposure in Germany while positioned with an underweight in France, the U.K., Australia and Spain.

Portfolio holdings are subject to change at any time.

JOHCM Funds 2013 Annual Report	7

Investment Review

JOHCM Global Equity Fund
September 30, 2013 (Unaudited)

Investment Philosophy and Process

JO Hambro Capital Management Ltd. (“JOHCM”) serves as the sub-adviser to the Fund. JOHCM was founded in 1993 and on October 26, 2011 was acquired by BT Investment Management. In 2001, JOHCM set up its first long only OEIC products (UK Growth and Continental European). In conjunction with joint venture partners, JOHCM also manages specialist property assets, mostly through listed entities.

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund managers offer the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process. The Fund normally will invest at least 80% of its assets in common stock of U.S. and foreign companies.

Performance Review

This was a partial fiscal year of investment performance for the Fund. Since its inception date on March 22, 2013 through September 30, 2013, the Fund returned 13.70% versus a return of 8.28% achieved by its benchmark, the MSCI All Country World Index for the same period.

The primary driver of the Fund’s outperformance during the fiscal year was positive security selection. A positive selection effect in the Financials, Telecommunication Services, Information Technology and Materials sectors led the Fund’s outperformance. From a country perspective, the Fund’s performance was driven by positive selection effect within the United States, China and Switzerland. SoftBank Corp., Tencent Holdings Ltd., Chart Industries Inc., Valeant Pharmaceuticals International Inc. and Sourcefire Inc. were the five largest individual contributors to the Fund’s relative performance during the fiscal year. Investments in PT Bank Rakyat Indonesia (Persero) Tbk (Cl B), Dena Co., Ltd., CP All Public Co. Ltd., Valero Energy Corporation and the Fund’s cash position were the five largest individual detractors on a relative basis.

The Fund’s management team continues to adhere to its distinctive “4-Dimensional” global investment process, which focuses research on the company-specific, sector or country factors that it believes will drive each stock and then anticipates how these relationships will change over time. The Fund invests in a limited number of securities, ensuring that each holding remains a high conviction idea. Positions are equally weighted, as a risk control measure, to protect against over confidence bias and over concentration in individual stocks. The Fund’s sell discipline is designed to trim winners back to equally weighted positions and remove losers to make room for new higher conviction stocks.

As of the end of the fiscal year, the Fund maintained a significant overweight exposure in the Information Technology sector. Conversely, the Fund had underweight allocations in the Consumer Staples and Energy sectors. Relative to the country weights in the benchmark, the Fund favored investments in Germany, Switzerland and the Netherlands, while positioned with notable underweights in the U.S., Australia and France.

Portfolio holdings are subject to change at any time.

8	JOHCM Funds 2013 Annual Report

Schedule of Investments

JOHCM Emerging Markets Opportunities Fund
September 30, 2013

Number of		Market
	Shares	Value

COMMON STOCKS - 88.8%
Brazil - 2.7%
Localiza Rent a Car SA †	2,205	$33,031
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA †	600	8,016
		41,047

China - 17.4%
Baidu, Inc., ADR *	30	4,655
Biostime International Holdings, Ltd. †	3,500	26,449
China Construction Bank Corp., Class H †	59,531	45,910
CNOOC, Ltd., ADR	236	47,625
ENN Energy Holdings, Ltd. †	3,558	19,763
Hengan International Group Co., Ltd. †	2,100	24,547
Industrial & Commercial Bank of China, Ltd., Class H †	54,000	37,740
Lenovo Group, Ltd. †	37,000	38,762
Sun Art Retail Group, Ltd. †	16,500	23,610
		269,061

Hong Kong - 10.5%
China Mobile, Ltd., ADR	788	44,467
China Overseas Land & Investment, Ltd. †	11,731	34,522
China Resources Land, Ltd. †	8,000	22,717
Haier Electronics Group Co., Ltd. †	14,000	27,160
Lee & Man Paper Manufacturing, Ltd. †	29,000	17,001
Xinyi Glass Holdings, Ltd. †	17,000	15,682
		161,549

India - 4.3%
HDFC Bank, Ltd., ADR	1,142	35,151
Tata Motors, Ltd., ADR	1,167	31,066
		66,217

Jersey Channel Islands - 1.4%
Randgold Resources, Ltd. †	303	21,726

Korea - 19.5%
Hana Tour Service, Inc. †	238	15,149
Hyundai Motor Co. †	26	6,076
Hyundai Motor Co., GDR	993	49,799
LG Corp. †	332	20,461
LG Household & Health Care, Ltd. †	10	5,057
NAVER Corp. †	37	19,194
NHN Entertainment Corp. * †	17	1,867
Samsung Electronics Co., Ltd. †	10	12,661
Samsung Electronics Co., Ltd., GDR	100	63,800
Samsung Electronics Co., Ltd., Preference †	62	50,277
SK Hynix, Inc. * †	1,110	31,157
Youngone Corp. †	860	25,335
		300,833

	Number of	Market
	Shares	Value

Malaysia - 4.1%
AMMB Holdings Bhd †	14,600	$33,248
Gamuda Bhd †	20,900	29,509
		62,757

Netherland - 1.9%
Yandex NV, Class A *	799	29,100

Russia - 7.7%
M Video OJSC †	1,866	15,370
Mobile Telesystems OJSC, ADR *	1,823	40,580
Sberbank of Russia, ADR	5,255	63,323
		119,273

South Africa - 5.9%
MTN Group, Ltd. †	1,545	30,154
Naspers, Ltd. †	654	60,332
		90,486

Taiwan - 9.4%
Asustek Computer, Inc †	1,000	8,020
Cathay Financial Holding Co., Ltd. †	10,595	15,093
Cleanaway Co., Ltd. †	2,000	11,607
Fubon Financial Holding Co., Ltd. †	22,000	30,447
Novatek Microelectronics Corp. †	2,000	8,292
Shin Kong Financial Holding Co., Ltd. †	66,452	22,475
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,844	31,274
Yungtay Engineering Co., Ltd. †	6,894	18,127
		145,335

Thailand - 2.9%
BEC World PCL †	5,462	9,932
Kasikornbank PCL †	2,135	11,980
PTT Global Chemical PCL †	9,400	22,388
		44,300

Turkey - 1.1%
Turkiye Halk Bankasi A/S †	2,278	16,689

Total Common Stocks (Cost $1,307,949)		1,368,373

WARRANTS - 7.2%
India - 7.2%
Exide Industries, Ltd., (P-Note) Expire 06/30/15 * †	12,312	25,427
HCL Technologies, Ltd., (P-Note) Expire 05/20/15 * †‡	1,365	23,626
HCL Technologies, Ltd., Expire 01/17/17 * †	471	8,152

JOHCM Funds 2013 Annual Report	9

Schedule of Investments
(Continued)

JOHCM Emerging Markets Opportunities Fund
September 30, 2013

	Number of Shares	Market Value
Petronet LNG, Ltd., (P-Note) Expire 05/20/15 * †	9,037	$17,143
Petronet LNG, Ltd., (P-Note) Expire 08/14/18 * †‡	1,500	2,845
Tata Consultancy Services, Ltd., (P-Note) Expire 05/26/15 * †‡	980	30,183
Tata Consultancy Services, Ltd., (P-Note) Expire 01/30/17 * †‡	100	3,080
		110,456

Total Warrants (Cost $117,746)		110,456

	Principal Amount

SHORT-TERM INVESTMENTS - 2.5%
BNY Mellon Cash Reserve, 0.01%**, due 10/01/13	$38,565	38,565
Total Short-Term Investments (Cost $38,565)		38,565
Total Investments - 98.5% (Cost $1,464,260)***		1,517,394
Other Assets Less Liabilities - 1.5%		22,812
NET ASSETS - 100.0%		$1,540,206

†	Fair valued security. The aggregate value of fair valued securities is $1,037,989 comprising 67.39% of net assets, which were valued pursuant to guidelines established by the Board of Trustees.
‡	144A security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
*	Non-income producing security.
**	Current yield as of September 30, 2013.
***	Aggregate tax cost is $1,464,330 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$127,942
Gross unrealized depreciation	(74,878)
Net unrealized appreciation	$53,064

Sector Allocation (Unaudited)	% of Net Assets
Financials	24.0%
Information Technology	23.6
Consumer Discretionary	16.6
Industrials	9.5
Telecommunication Services	7.5
Consumer Staples	5.2
Materials	3.9
Energy	3.1
Utilities	2.6
Short-Term Investments and other	4.0
100.0%

See Notes to Financial Statements

10	JOHCM Funds 2013 Annual Report

Schedule of Investments

JOHCM International Select Fund
September 30, 2013

	Number	Market
	of Shares	Value

COMMON STOCKS - 96.8%
Canada - 2.5%
Valeant Pharmaceuticals International, Inc. *	146,222	$15,246,098

China - 2.2%
Tencent Holdings, Ltd. †	259,028	13,605,956

Finland - 2.4%
Nokia OYJ * †	2,282,573	14,898,752

Germany - 21.8%
Adidas AG †	140,472	15,254,738
Brenntag AG †	89,995	14,987,707
GEA Group AG †	358,765	14,730,797
Henkel AG & Co. KGaA †	166,726	14,765,971
Hugo Boss AG †	118,755	15,366,212
Kabel Deutschland Holding AG †	112,886	13,271,183
SAP AG †	192,492	14,227,476
Symrise AG †	343,553	15,228,916
Wirecard AG †	432,075	14,783,017
		132,616,017

Hong Kong - 2.2%
First Pacific Co., Ltd. †	1,968,701	2,169,320
Jardine Matheson Holdings, Ltd. †	207,492	11,392,974
		13,562,294

Ireland - 5.1%
Experian PLC †	791,392	15,073,850
Jazz Pharmaceuticals PLC *	172,064	15,824,726
		30,898,576

Israel - 2.4%
Check Point Software Technologies, Ltd. *	254,998	14,422,687

Italy - 4.8%
Exor SpA †	389,582	14,628,524
Tod’s SpA †	79,197	14,849,795
		29,478,319

Japan - 19.4%
J Front Retailing Co., Ltd. †	1,640,714	13,334,280
Japan Exchange Group, Inc. †	700,885	15,587,052
Japan Securities Finance Co., Ltd. †	1,903,863	14,325,540
Nitto Denko Corp. †	235,006	15,396,695
Softbank Corp. †	225,286	15,656,781
Sumitomo Mitsui Trust Holdings, Inc. †	3,087,953	15,335,647
Sysmex Corp. †	226,240	14,501,219
Tokai Tokyo Financial Holdings, Inc. †	1,683,654	14,156,654
		118,293,868

	Number	Market
	of Shares	Value

Netherlands - 7.3%
Chicago Bridge & Iron Co. NV	222,296	$15,065,000
LyondellBasell Industries NV, Class A	198,998	14,572,624
NXP Semiconductors NV *	406,406	15,122,367
		44,759,991

Qatar - 2.1%
Industries Qatar QSC †	311,326	12,820,018

Singapore - 2.6%
Avago Technologies, Ltd.	362,097	15,613,623

Sweden - 2.3%
Hexagon AB, Class B †	458,610	13,821,761

Switzerland - 9.8%
Actelion, Ltd. * †	203,303	14,435,020
Credit Suisse Group AG †	496,283	15,207,724
Givaudan SA * †	10,360	15,154,251
UBS AG * †	730,808	14,950,968
		59,747,963

United Kingdom - 9.9%
3i Group PLC †	2,558,092	15,070,846
Barclays PLC †	3,550,813	15,277,226
Intermediate Capital Group PLC †	2,042,184	14,763,685
The Sage Group PLC †	1	5
WPP PLC †	732,839	15,086,833
		60,198,595
Total Common Stocks (Cost $480,658,607)		589,984,518

RIGHTS - 0.5%
United Kingdom - 0.5%
Barclays PLC, Expire 10/30/13 * †	728,692	3,132,066

Total Rights (Cost $2,166,113)		3,132,066

	Principal Amount

SHORT-TERM INVESTMENTS - 1.7%
BNY Mellon Cash Reserve, 0.01%**, due 10/01/13	$10,285,142	10,285,142
Total Short-Term Investments (Cost $10,285,142)		10,285,142
Total Investments - 99.0% (Cost $493,109,862)***		603,401,726
Other Assets Less Liabilities - 1.0%		6,048,175
NET ASSETS - 100.0%		$609,449,901

JOHCM Funds 2013 Annual Report	11

Schedule of Investments
(Continued)

JOHCM International Select Fund
September 30, 2013

†	Fair valued security. The aggregate value of fair valued securities is $487,249,459 comprising 79.95% of net assets, which were valued pursuant to guidelines established by the Board of Trustees.
*	Non-income producing security.
**	Current yield as of September 30, 2013.
***	Aggregate tax cost is $493,539,118 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$111,233,967
Gross unrealized depreciation	(1,371,359)
Net unrealized appreciation	$109,862,608

Sector Allocation (Unaudited)	% of Net Assets
Financials	25.4%
Information Technology	19.1
Industrials	13.8
Consumer Discretionary	12.1
Materials	9.9
Health Care	9.8
Telecommunication Services	4.8
Consumer Staples	2.4
Short-Term Investments and other	2.7
100.0%

See Notes to Financial Statements

12	JOHCM Funds 2013 Annual Report

Schedule of Investment

JOHCM Global Equity Fund
September 30, 2013
Number of		Market
	Shares	Value

COMMON STOCKS - 98.5%
Canada - 2.6%
Valeant Pharmaceuticals International, Inc. *	2,586	$269,797

China - 2.4%
Tencent Holdings, Ltd. †	4,766	250,344

Germany - 7.6%
Adidas AG †	2,415	262,260
Hugo Boss AG †	2,080	269,140
SAP AG †	3,603	266,305
		797,705

Hong Kong - 2.4%
Jardine Matheson Holdings, Ltd. †	4,708	258,507

Ireland - 5.1%
Experian PLC †	14,025	267,138
Jazz Pharmaceuticals PLC *	2,961	272,323
		539,461

Israel - 2.5%
Check Point Software Technologies, Ltd. *	4,685	264,984

Japan - 10.4%
Japan Exchange Group, Inc. †	12,770	283,993
Softbank Corp. †	3,923	272,638
Sumitomo Mitsui Trust Holdings, Inc. †	55,028	273,285
Sysmex Corp. †	4,250	272,411
		1,102,327

Netherlands - 7.5%
Chicago Bridge & Iron Co. NV	4,114	278,806
LyondellBasell Industries NV, Class A	3,654	267,582
NXP Semiconductors NV *	6,624	246,479
		792,867

Singapore - 2.7%
Avago Technologies, Ltd.	6,533	281,703

Sweden - 2.5%
Hexagon AB, Class B †	8,629	260,064

Switzerland - 7.5%
Actelion, Ltd. * †	3,792	269,241
Givaudan SA * †	184	269,149
UBS AG * †	12,564	257,036
		795,426

	Number of	Market
	Shares	Value

Taiwan - 2.5%
MediaTek, Inc. †	20,973	$259,435

United Kingdom - 4.7%
Barclays PLC †	53,637	230,771
WPP PLC †	12,841	264,356
		495,127

United States - 38.1%
Apollo Global Management LLC, Class A	9,456	267,227
Blackstone Group LP	11,373	283,074
CBS Corp., Class B, Non-Voting	4,793	264,382
Chart Industries, Inc. *	2,124	261,337
eBay, Inc. *	4,844	270,247
Google, Inc., Class A *	292	255,766
KKR & Co. LP	13,670	281,329
Maxim Integrated Products, Inc.	9,059	269,958
Oracle Corp.	7,884	261,512
Sourcefire, Inc. *	784	59,521
Stanley Black & Decker, Inc.	2,897	262,381
Starbucks Corp.	3,491	268,702
Stratasys, Ltd. *	2,496	252,745
Twenty-First Century Fox, Inc., Class A	8,041	269,373
Valero Energy Corp.	7,167	244,753
Westlake Chemical Corp.	2,425	253,800
		4,026,107

Total Common Stocks (Cost $9,839,560)		10,393,854

RIGHTS - 0.5%
United Kingdom - 0.5%
Barclays PLC, Expire 10/30/13 * †	13,409	57,635

Total Rights (Cost $39,860)		57,635

	Principal Amount

SHORT-TERM INVESTMENTS - 1.4%
BNY Mellon Cash Reserve, 0.01%**, due 10/01/13	$141,090	141,090
Total Short-Term Investments (Cost $141,090)		141,090
Total Investments - 100.4% (Cost $10,020,510)***		10,592,579
Liabilities in Excess of Other Assets - (0.4)%		(38,925)
NET ASSETS - 100.0%		$10,553,654

JOHCM Funds 2013 Annual Report	13

Schedule of Investment
(Continued)

JOHCM Global Equity Fund
September 30, 2013

†	Fair valued security. The aggregate value of fair valued securities is $4,543,708 comprising 43.05% of net assets, which were valued pursuant to guidelines established by the Board of Trustees.
*	Non-income producing security.
**	Current yield as of September 30, 2013.
***	Aggregate tax cost is $10,013,618 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$637,223
Gross unrealized depreciation	(58,262)
Net unrealized appreciation	$578,961

Sector Allocation (Unaudited)	% of Net Assets
Information Technology	30.3%
Financials	18.3
Consumer Discretionary	15.1
Industrials	12.6
Health Care	10.3
Materials	7.5
Telecommunication Services	2.6
Energy	2.3
Short-Term Investments and other	1.0
100.0%

See Notes to Financial Statements

14	JOHCM Funds 2013 Annual Report

Statements of Assets and Liabilities

September 30, 2013
	JOHCM
	Emerging Markets	JOHCM International	JOHCM Global
	Opportunities Fund	Select Fund	Equity Fund
Assets:
Investments, at market value (cost $1,464,260, $493,109,862, and $10,020,510, respectively) (Note 2 and Note 3)	$1,517,394	$603,401,726	$10,592,579
Foreign currency (cost $199, $11,870,608, and $1,240, respectively)	199	11,871,321	1,256
Receivable from investments sold	6,492	13,827,396	-
Receivable from investment adviser (Note 5)	11,395	-	1,300
Receivable from Fund shares sold	-	5,212,567	-
Dividends receivable	1,890	1,362,099	9,263
Other prepaid expenses	21,520	98,040	6,146
Total assets	1,558,890	635,773,149	10,610,544

Liabilities:
Payable for investments purchased	2,806	25,506,530	39,860
Payable for Fund shares redeemed	-	223,166	-
Investment advisory fees payable (Note 5)	-	403,013	-
Administration and accounting fees payable (Note 7)	5,297	26,992	4,934
Chief Compliance Officer fees payable (Note 5)	9	-	69
Custodian fees payable (Note 7)	5,298	62,377	5,298
Shareholder servicing fees (Note 6)	-	7,616	-
Transfer agent fees payable (Note 7)	3,417	7,450	3,418
Other accrued expenses	1,857	86,104	3,311
Total liabilities	18,684	26,323,248	56,890

Net Assets	$1,540,206	$609,449,901	$10,553,654

Net Assets consist of:
Paid-in capital	$1,500,010	$507,312,184	$10,000,010
Accumulated net investment income	6,856	2,852,602	11,318
Accumulated distributions in excess of net realized loss on investments and foreign currency transactions	-	(11,077,674)	-
Accumulated net realized loss on investments and foreign currency transactions	(19,658)	-	(29,509)
Net unrealized appreciation on investments	53,134	110,291,864	572,069
Net unrealized appreciation/depreciation on foreign
currency translations	(136)	70,925	(234)

Net Assets	$1,540,206	$609,449,901	$10,553,654

Shares of Beneficial Interest, each at $0.001 par value:
Class I:
Net Assets	$10	$593,020,960	$11
Shares outstanding (Unlimited number of shares authorized)	1	34,950,134	1
Net asset value, offering, and redemption price per share (Note 2)	$10.27 (1)	$16.97	$11.37 (1)
Class II:
Net Assets	$-	$16,428,941	$-
Shares outstanding (Unlimited number of shares authorized)	-	964,501	-
Net asset value, offering, and redemption price per share (Note 2)	$-	$17.03	$-
Institutional Class:
Net Assets	$1,540,196	$-	$10,553,643
Shares outstanding (Unlimited number of shares authorized)	150,000	-	928,172
Net asset value, offering, and redemption price per share (Note 2)	$10.27	$-	$11.37

(1) Calculated NAV may not equal actual NAV shown due to rounding of the net assets.

See Notes to Financial Statements

JOHCM Funds 2013 Annual Report	15

Statements of Operations

For the Year or Period Ended September 30, 2013

	JOHCM	JOHCM	JOHCM
	Emerging Markets	International	Global
	Opportunities Fund(1)	Select Fund	Equity Fund(2)
Investment Income:
Dividends (net of foreign withholding taxes of $2,970, $364,543, and $1,642, respectively)	$27,794	$8,420,638	$38,112
Interest	2	4,103	83
Total investment income	27,796	8,424,741	38,195

Expenses:
Investment advisory fees (Note 5)	13,806	3,079,495	16,776
Shareholder servicing fees - Class II (Note 6)	-	36,370	-
Administration and accounting fees (Note 7)	50,165	234,769	30,219
Audit fees	5,571	39,996	4,071
Chief Compliance Officer fees (Note 5)	163	45,113	185
Custodian fees (Note 7)	13,476	157,435	5,383
Insurance expense	172	28,959	-
Legal fees	377	85,330	489
Printing fees	1,333	23,256	1,335
Registration and filing fees	24,975	124,445	1,182
Transfer agent fees (Note 7)	37,512	64,106	23,867
Trustees’ fees and expenses (Note 5)	207	63,598	179
Other	4,581	27,577	2,290
Subtotal	152,338	4,010,449	85,976
Fees waived and reimbursed by Adviser (Note 5)	(125,176)	(25,080)	(56,704)
Fees waived by Fund’s service provider (Note 7)	(10,200)	-	(10,200)
Total net expenses	16,962	3,985,369	19,072

Net Investment Income	10,834	4,439,372	19,123

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on investments	(19,658)	(147,572)	(29,509)
Net realized loss on foreign currency transactions	(3,978)	(1,124,607)	(7,805)

Net realized loss on investments and foreign currency transactions	(23,636)	(1,272,179)	(37,314)

Net change in unrealized appreciation/depreciation:
on investments	53,134	96,038,693	572,069
on foreign currency translations	(136)	70,083	(234)

Net change in unrealized appreciation on investments and foreign currency translations	52,998	96,108,776	571,835

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	29,362	94,836,597	534,521

Net Increase in Net Assets Resulting from Operations	$40,196	$99,275,969	$553,644

(1)      For the period November 21, 2012, commencement of operations, to September 30, 2013.
(2)      For the period March 22, 2013, commencement of operations, to September 30, 2013.

See Notes to Financial Statements

16	JOHCM Funds 2013 Annual Report

Statements of Changes in Net Assets

JOHCM Emerging Markets Opportunities Fund

For the Period
November 21, 2012(1)
to September 30, 2013
Operations:
Net investment income	$10,834
Net realized loss on investments and foreign currency transactions	(23,636)
Net change in unrealized appreciation on investments and foreign currency translations	52,998
Net Increase in Net Assets Resulting from Operations	40,196

Shares of Beneficial Interest Transactions:
Shares sold
Institutional Class	1,500,000
Class I	10
Net increase in net assets from shares of beneficial interest transactions	1,500,010

Net increase in net assets	1,540,206

Net Assets:
Beginning of period	-
End of period	$1,540,206

Accumulated net investment income	$6,856

Shares of Beneficial Interest Transactions:
Shares sold
Institutional Class	150,000
Class I	1
150,001

Net Increase in shares outstanding	150,001

(1)      Commencement of Operations

See Notes to Financial Statements

JOHCM Funds 2013 Annual Report	17

Statement of Changes in Net Assets

JOHCM International Select Fund

	For the Year Ended	For the Year Ended
	September 30, 2013	September 30, 2012
Operations:
Net investment income	$4,439,372	$1,624,685
Net realized loss on investments and foreign currency transactions	(1,272,179)	(10,122,186)
Net change in unrealized appreciation on investments and foreign currency translations	96,108,776	26,601,030
Net Increase in Net Assets Resulting from Operations	99,275,969	18,103,529

Distributions to Shareholders from:
Net investment income
Class I	(1,371,320)	(686,826)
Class II	(51,217)	(23,280)
	(1,422,537)	(710,106)
Net realized capital gains
Class I	-	(33,129)
Class II	-	(1,567)
	-	(34,696)
Total distributions to shareholders	(1,422,537)	(744,802)

Shares of Beneficial Interest Transactions:
Shares sold
Class I	344,664,282	122,887,591
Class II	2,218,261	10,881,912
	346,882,543	133,769,503
Shares issued as reinvestment of distributions
Class I	1,097,514	652,260
Class II	51,217	24,847
	1,148,731	677,107
Shares redeemed
Class I	(44,441,551)	(37,296,082)
Class II	(3,481,203)	(1,647,660)
	(47,922,754)	(38,943,742)

Net increase in net assets from shares of beneficial interest transactions	300,108,520	95,502,868
Redemption fees*	-	9,556
Net increase in net assets	397,961,952	112,871,151
Net Assets:
Beginning of year	211,487,949	98,616,798
End of year	$609,449,901	$211,487,949
Accumulated net investment income	$2,852,602	$960,374

Shares of Beneficial Interest Transactions:
Shares sold
Class I	22,858,054	9,748,035
Class II	148,529	814,936
	23,006,583	10,562,971
Shares issued as reinvestment of distributions
Class I	82,520	55,988
Class II	3,828	2,120
	86,348	58,108
Shares redeemed
Class I	(3,130,814)	(3,125,484)
Class II	(240,017)	(131,888)
	(3,370,831)	(3,257,372)
Net Increase in shares outstanding	19,722,100	7,363,707

* Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

18	JOHCM Funds 2013 Annual Report

Statement of Changes in Net Assets

JOHCM Global Equity Fund

For the Period
March 22, 2013(1)
to September 30, 2013
Operations:
Net investment income	$19,123
Net realized loss on investments and foreign currency transactions	(37,314)
Net change in unrealized appreciation on investments and foreign currency translations	571,835
Net Increase in Net Assets Resulting from Operations	553,644

Shares of Beneficial Interest Transactions:
Shares sold
Institutional Class	10,000,000
Class I	10
Net increase in net assets from shares of beneficial interest transactions	10,000,010

Net increase in net assets	10,553,654

Net Assets:
Beginning of period	-
End of period	$10,553,654

Accumulated net investment income	$11,318

Shares of Beneficial Interest Transactions:
Shares sold
Institutional Class	928,172
Class I	1
928,173

Net Increase in shares outstanding	928,173

(1)      Commencement of Operations

See Notes to Financial Statements

JOHCM Funds 2013 Annual Report	19

Financial Highlights

JOHCM Emerging Markets Opportunities Fund
For a Fund Share Outstanding Throughout Each Period

	For the		For the
	Period Ended		Period Ended
	September 30, 2013(1)		September 30, 2013(1)
	Institutional Class		Class I
Net asset value, beginning of period	$10.00		$10.00

Income from Investment Operations:

Net investment income(2)	0.07		0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.20		0.26
Total from investment operations	0.27		0.27
Net asset value, end of period	$10.27		$10.27

Total return	2.70	%(4)	2.70	%(4)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$1,540		$0	(5)
Operating expenses:
Before expense reimbursement/waiver	11.59	%(6)	11.69	%(6)
After expense reimbursement/waiver	1.29	%(6)	1.39	%(6)
Net investment income:
After expense reimbursement/waiver	0.82	%(6)	0.11	%(6)
Portfolio turnover rate(3)	76.20	%(4)	76.20	%(4)

(1)      Commenced operations on November 21, 2012.
(2)      Calculated based on the average number of shares outstanding during the period.
(3)      Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(4)      Non-annualized.
(5)      Amounts represents less than $500.
(6)      Annualized.

See Notes to Financial Statements

20	JOHCM Funds 2013 Annual Report

Financial Highlights

JOHCM International Select Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	9/30/13	9/30/12		9/30/11	9/30/10	9/30/09 (4)
	Class I	Class I		Class I	Class I	Class I
Net asset value, beginning of period	$13.06	$11.17		$12.08	$10.50	$10.00

Income from Investment Operations:

Net investment income(1)	0.19	0.14		0.11	0.15	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.80	1.84		(0.92)	1.44	0.46

Total from investment operations	3.99	1.98		(0.81)	1.59	0.50

Distributions:

Dividends from net investment income	(0.08)	(0.09)		(0.07)	(0.01)	-
Distributions from realized capital gains	-	(0.00	)(3)	(0.03)	-	-

Total distributions	(0.08)	(0.09)		(0.10)	(0.01)	-

Redemption fees added to paid-in capital(1)	-	0.00	(3)	0.00 (3)	0.00 (3)	-

Net asset value, end of period	$16.97	$13.06		$11.17	$12.08	$10.50

Total return	30.71%	17.87%		(6.86)%	15.18%	5.00	%(5)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$593,021	$197,691		$94,501	$34,051	$13,080
Operating expenses:
Before expense reimbursement/waiver	1.10%	1.26%		1.42%	2.40%	4.19	%(6)
After expense reimbursement/waiver	1.09%	1.09%		1.09%	1.09%	1.09	%(6)
Net investment income:
After expense reimbursement/waiver	1.24%	1.10%		0.84%	1.43%	2.19	%(6)
Portfolio turnover rate(2)	46.38%	50.69%		83.25%	79.52%	41.71	%(5)

(1)      Calculated based on the average number of shares outstanding during the period.
(2)      Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(3)      Amount represents less than $0.005 per share.
(4)      Class I Shares commenced investment operations on July 29, 2009.
(5)      Non-annualized.
(6)      Annualized.

See Notes to Financial Statements

JOHCM Funds 2013 Annual Report	21

Financial Highlights

JOHCM International Select Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	9/30/13	9/30/12		9/30/11	9/30/10(4)
	Class II	Class II		Class II	Class II

Net asset value, beginning of period	$13.11	$11.22		$12.07	$11.12

Income from Investment Operations:

Net investment income(1)	0.14	0.14		0.07	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.83	1.81		(0.89)	0.84

Total from investment operations	3.97	1.95		(0.82)	0.95

Distributions:

Dividends from net investment income	(0.05)	(0.06)		-	-
Distributions from realized capital gains	-	(0.00	)(3)	(0.03)	-

Total distributions	(0.05)	(0.06)		(0.03)	-

Redemption fees added to paid-in capital(1)	-	0.00	(3)	0.00 (3)	0.00	(3)

Net asset value, end of period	$17.03	$13.11		$11.22	$12.07

Total return	30.39%	17.53%		(6.85)%	8.54	%(5)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$16,429	$13,797		$4,116	$2,631
Operating expenses:
Before expense reimbursement/waiver	1.35%	1.51%		1.67%	2.65	%(6)
After expense reimbursement/waiver	1.34%	1.34%		1.34%	1.34	%(6)
Net investment income:
After expense reimbursement/waiver	0.91%	1.12%		0.54%	2.12	%(6)
Portfolio turnover rate(2)	46.38%	50.69%		83.25%	79.52	%(5)

(1)      Calculated based on the average number of shares outstanding during the period.
(2)      Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(3)      Amount represents less than $0.005 per share.
(4)      Class II Shares commenced investment operations on March 31, 2010.
(5)      Non-annualized.
(6)      Annualized.

See Notes to Financial Statements

22	JOHCM Funds 2013 Annual Report

Financial Highlights

JOHCM Global Equity Fund
For a Fund Share Outstanding Throughout Each Period

	For the		For the
	Period Ended		Period Ended
	September 30, 2013(1)		September 30, 2013(1)
	Institutional Class		Class I
Net asset value, beginning of period	$10.00		$10.00

Income from Investment Operations:

Net investment income(2)	0.06		0.03
Net realized and unrealized gain on investments and foreign currency transactions	1.31		1.34

Total from investment operations	1.37		1.37

Net asset value, end of period	$11.37		$11.37

Total return	13.70	%(4)	13.70	%(4)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$10,554		$0	(5)
Operating expenses:
Before expense reimbursement/waiver	4.87	%(6)	4.97	%(6)
After expense reimbursement/waiver	1.08	%(6)	1.18	%(6)
Net investment income:
After expense reimbursement/waiver	1.08	%(6)	0.61	%(6)
Portfolio turnover rate(3)	15.17	%(4)	15.17	%(4)

(1)      Commenced investment operations on March 22, 2013.
(2)      Calculated based on the average number of shares outstanding during the period.
(3)      Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(4)      Non-annualized.
(5)      Amounts represents less than $500.
(6)      Annualized.

See Notes to Financial Statements

JOHCM Funds 2013 Annual Report	23

Notes to Financial Statements

September 30, 2013

1.	Organization

The JOHCM Emerging Markets Opportunities Fund, JOHCM International Select Fund, and JOHCM Global Equity Fund (each a “Fund” and collectively the “Funds”) are each a separate series of Scotia Institutional Funds (formerly, DundeeWealth Funds) (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) dated March 12, 2013. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). Each Fund is a separate mutual fund, and each share of a Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that Fund and are subject to liabilities related thereto. The Funds are authorized to issue an unlimited number of shares. JOHCM International Select Fund offers two classes of shares: Class I Shares and Class II Shares. JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund offer three classes of shares: Institutional Shares, Class I Shares, and Class II Shares. As of September 30, 2013, Class II Shares of the JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the JOHCM Emerging Markets Opportunities Fund, whose Institutional Shares and Class I Shares commenced operations on November 21, 2012, JOHCM International Select Fund, whose Class I Shares and Class II Shares commenced operation on July 29, 2009 and March 31, 2010, respectively, and JOHCM Global Equity Fund whose Institutional Shares and Class I Shares commenced operations on March 22, 2013. The financial statements of the remaining series in the Trust are presented in separate documents.

On August 1, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization with respect to the Funds (the “Plan”). The Plan provides for the sale of all of the assets of the Funds to, and the assumption of all of the liabilities of the Funds by, the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund and JOHCM International Select Fund (the “Acquiring Funds”), respectively, each a newly-created series of Advisers Investment Trust, in exchange for the Acquiring Funds’ shares, which would be distributed pro rata by the Funds to the holders of their shares in complete liquidation of the Funds (the “Reorganization”). JO Hambro Capital Management Limited (the “Sub-Adviser” or “JO Hambro”), the current sub-adviser of each Fund, is the investment adviser of each Acquiring Fund. The investment objectives, policies and strategies of each Acquiring Fund and its corresponding Fund are substantially identical. A special meeting of shareholders of the Funds was held on October 18, 2013 at which time the shareholders of the Funds approved the Plan and the related Reorganization (“Special Meeting”). The votes recorded during the Special Meeting are provided in the Additional Fund Information - Shareholder Meeting Results. The Reorganization was completed on November 18, 2013.

The Funds offer separate investment portfolios and have individual investment goals and strategy characteristics as follows:

JOHCM Emerging Markets Opportunities Fund – seeks long-term capital appreciation and invests, under normal market conditions, at least 80% of its assets in securities of companies domiciled in, or listed in, or whose principal business activities are located in, the emerging markets. The Fund may invest in emerging market companies of any size, including small and mid capitalization companies, in order to achieve its objective.

JOHCM International Select Fund – seeks long-term capital appreciation and invests, under normal market conditions, at least 80% of its assets in securities of companies headquartered outside of the United States of America (“U.S.”). The Fund may invest in foreign companies of any size, including small and mid capitalization companies, and in emerging market countries, in order to meet its objective.

JOHCM Global Equity Fund – seeks long-term capital appreciation and invests, under normal market conditions, at least 80% of its assets in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. The Fund may invest in U.S. and foreign companies of any size, including small and mid-capitalization companies. The Fund normally will invest in at least three countries (one of which may be U.S.) with at least 40% of its assets invested in countries other than the U.S. The Fund may invest at least 30% of its assets outside the U.S. when market conditions are unfavorable.

It is expected that a significant portion of the Funds’ shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in a Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy and result in increased overall expenses for the remaining shareholders.

As of September 30, 2013, JO Hambro held approximately 100% and 22% of the outstanding shares of the JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund, respectively. Another institution holds approximately 78% of the JOHCM Global Equity Fund.

Foreign Issuers Risks

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

24	JOHCM Funds 2013 Annual Report

Notes to Financial Statements
(Continued)

2.	Significant Accounting Policies

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments – The Funds may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If JO Hambro’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Funds may leave the Funds in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under U.S. GAAP.

The Funds are subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below:

Futures and Options on Futures – The Funds may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2013, the Funds had no investments in futures contracts or options on futures.

Forward Foreign Currency Exchange Contracts – The Funds may engage in forward foreign currency exchange contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies.

During the year ended September 30, 2013, the Funds had no investments in forward foreign currency exchange contracts.

Options – The Funds may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Funds may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Funds’ investment objectives, except as restricted by the Funds’ investment limitations.

JOHCM Funds 2013 Annual Report	25

Notes to Financial Statements
(Continued)

During the year ended September 30, 2013, the Funds had no investments in options.

Participatory Notes (“P-Notes”) – The Funds may invest in P-notes, which represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. Accordingly, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

The following table presents the value of the P-Notes held in the Fund JOHCM Emerging Markets Opportunities Fund as of September 30, 2013:

P-Notes	Market Value
Exide Industries, Ltd., Expire 06/30/15	$25,427
HCL Technologies, Ltd., Expire 05/20/15	$23,626
Petronet LNG, Ltd., Expire 05/20/15	$17,143
Petronet LNG, Ltd., Expire 08/14/18	$2,845
Tata Consultancy Services, Ltd., Expire 05/26/15	$30,183
Tata Consultancy Services, Ltd., Expire 01/30/17	$3,080

Restricted Securities – Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1993 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. permitted only in limited circumstances.

Foreign Currency Translations – The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates as provided by an appropriate pricing service. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable specifically to a Fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value (“NAV”) per share is the value of that share’s portion of all of the net assets of the Fund. Each Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 pm Eastern time).

Distributions to Shareholders – The Funds distribute their net investment income and make distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Funds do not impose a redemption fee. Prior to February 1, 2012, the JOHCM International Select Fund imposed a redemption fee of 2.00% on shares redeemed within 90 days of purchase. The redemption fee was calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest were treated as having been redeemed first. The redemption fee was deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.	Fair Value Measurements

The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

Level 1:	Quoted prices in active markets for identical securities

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	JOHCM Funds 2013 Annual Report

Notes to Financial Statements
(Continued)

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2013, is as follows:

	JOHCM
	Emerging	JOHCM	JOHCM
	Markets	International	Global
	Opportunities	Select	Equity
	Fund	Fund	Fund
Level 1: Quoted Prices
Common Stocks Market Value:
Canada	$-	$15,246,098	$269,797
China	52,280	-	-
Hong Kong	44,467	-	-
India	66,217	-	-
Ireland	-	15,824,726	272,323
Israel	-	14,422,687	264,984
Korea	113,599	-	-
Netherlands	29,100	44,759,991	792,867
Russia	103,903	-	-
Singapore	-	15,613,623	281,703
Taiwan	31,274	-	-
United States	-	-	4,026,107
Short-term Investments Market Value	38,565	10,285,142	141,090
Total Level 1 Market Value of Investments	$479,405	$116,152,267	$6,048,871
Level 2: Other Significant Observable Inputs
Common Stocks Market Value:
Brazil	$41,047	$-	$-
China	216,781	13,605,956	250,344
Finland	-	14,898,752	-
Germany	-	132,616,017	797,705
Hong Kong	117,082	13,562,294	258,507
Ireland	-	15,073,850	267,138
Italy	-	29,478,319	-
Japan	-	118,293,868	1,102,327
Jersey Channel Islands	21,726	-	-
Korea	187,234	-	-
Malaysia	62,757	-	-
Qatar	-	12,820,018	-
Russia	15,370	-	-
South Africa	90,486	-	-
Sweden	-	13,821,761	260,064
Switzerland	-	59,747,963	795,426
Taiwan	114,061	-	259,435
Thailand	44,300	-	-
Turkey	16,689	-	-
United Kingdom	-	60,198,595	495,127
Rights Market Value:
United Kingdom	-	3,132,066	57,635
Warrants Market Value:
India	110,456	-	-
Total Level 2 Market Value of Investments	$1,037,989	$487,249,459	$4,543,708
Total Market Value of Investments	$1,517,394	$603,401,726	$10,592,579

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. The Funds did not have transfers between Level 1 and Level 2 during the year ended September 30, 2013.

To adjust for the time difference between local market close and the calculation of the NAV, the Funds utilize fair value model prices for non-North and South American equities provided by an independent service generally resulting in a Level 2 classification.

There were no Level 3 investments held at September 30, 2013 or September 30, 2012 for JOHCM Emerging Markets Opportunities Fund, JOHCM International Select Fund, and JOHCM Global Equity Fund.

Additional Information to Evaluate Quantitative Information

The Funds use recognized industry pricing services – approved by the Board of Trustees of the Trust (the “Board”) and unaffiliated with Scotia Institutional Investments US, LP (formerly, DundeeWealth US, LP) (“SII” or the “Adviser”) – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities and preferred equity securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair value prices for non-North and South American foreign equity securities are provided by an independent fair value service on a daily basis in accordance with the fair value methods approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. The independent fair value service provides a fair value factor that is applied to the closing price of a foreign security to reflect movements in the security’s local market between the time of local closing and the time at which the Funds calculate the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

JOHCM Funds 2013 Annual Report	27

Notes to Financial Statements
(Continued)

Fair valued securities may be common and preferred equities, warrants, options or rights. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

SII reports quarterly to the Board with respect to fair valuation events.

4.	Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additionally, in January 2013, FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. New disclosures are required for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.  Management is evaluating the implications, if any, of the new requirements and their impact has not been determined.

5.	Investment Advisory Fees and Other Transactions

The Funds have entered into an investment management agreement (the “Advisory Agreement”) with SII pursuant to which SII provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at an annual rate of the average daily net assets of the Funds. As investment adviser to the Funds, SII has the ultimate responsibility over JO Hambro, as sub-adviser to the Funds, and is responsible for the investment performance of the Funds. SII has contractually agreed to waive fees and reimburse expenses in order to keep the Funds’ total annual operating expenses from exceeding the following limits until January 31, 2014, with respect to the JOHCM Emerging Markets Opportunities Fund and JOHCM International Select Fund and March 31, 2014 with respect to the JOHCM Global Equity Fund (“Expense Limitation”). SII may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement is made, as long as the Expense Limitation is maintained. The annual investment advisory fee paid and the expense caps are as follows:

		Net Total
		Annual
	Management	Operating
	Fees	Expenses
JOHCM Emerging Markets Opportunities Fund
Institutional Shares	1.05%	1.29%
Class I	1.05%	1.39%
JOHCM International Select Fund
Class I	0.85%	1.09%
Class II	0.85%	1.34%
JOHCM Global Equity Fund
Institutional Shares	0.95%	1.08%
Class I	0.95%	1.18%

SII has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with JO Hambro, pursuant to which JO Hambro serves as sub-adviser to the Funds. Sub-advisory fees paid to JO Hambro under the Sub-Advisory Agreement are paid by SII, not out of the Funds’ assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, SII and JO Hambro provide a continuous investment program for the Funds’ portfolios, and oversee the administration of all aspects relating to the Funds’ business and affairs.

For its services as investment sub-adviser to the Funds, JO Hambro is entitled to receive investment sub-advisory fees from SII at an annualized rate, calculated daily based on the average daily net assets of the Funds and paid monthly as set forth below:

Fund	Sub-Advisory Fee
JOHCM Emerging Markets Opportunities Fund	0.70% of assets on the first $100 million
0.75% of assets on the next $150 million
0.80% of assets on the balance
JOHCM International Select Fund	0.40% of assets on the first $30 million
0.58% of assets on the next $70 million
0.64% of assets on the balance
JOHCM Global Equity Fund	0.55% of assets on the first $100 million
0.675% of assets on the next $200 million
0.80% of assets on the balance

28	JOHCM Funds 2013 Annual Report

Notes to Financial Statements
(Continued)

SII may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement is made, as long as the Expense Limitation is maintained. For the year ended September 30, 2013, SII reimbursed the Funds as follows: $125,176 for the JOHCM Emerging Markets Opportunities Fund, $25,080 for the JOHCM International Select Fund, and $56,704 for the JOHCM Global Equity Fund. The balances of recoverable expenses to SII by Fund at September 30, 2013 were $125,176, $569,433, and $56,704, respectively.

		JOHCM	JOHCM	JOHCM
		Emerging Markets	International	Global
For the:	Expiring	Opportunities Fund	Select Fund	Equity Fund
Year ended September 30, 2011	September 30, 2014	-	$297,813	-
Year ended September 30, 2012	September 30, 2015	-	246,540	-
Year ended September 30, 2013	September 30, 2016	$125,176	25,080	$56,704
Balances of Recoverable Expenses to the Adviser		$125,176	$569,433	$56,704

Except for the Chief Compliance Officer, the Trust does not pay any fees to its Officers for their services as such. For the year ended September 30, 2013, the JOHCM Emerging Markets Opportunities Fund, JOHCM International Select Fund, and JOHCM Global Equity Fund were allocated $163, $45,113, and $185, respectively, in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting, and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

6.	Shareholder Servicing Plans

Each of the JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund have adopted a Class I Shareholder Services Plan (the “Class I Plan”) and each Fund has adopted a Class II Shareholder Services Plan (the “Class II Plan” and together with the Class I Plan, the “Shareholder Services Plans”). Under the Shareholder Services Plans, the Class I and Class II Shares of the Funds, as applicable, may pay service fees to firms that provide shareholder services, such as responding to shareholder inquiries and assisting shareholders with their accounts, not exceeding (i) ten basis points (0.10%) of each of the JOHCM Emerging Markets Opportunities Fund’s and JOHCM Global Equity Fund’s average daily net assets attributable to Class I Shares and (ii) twenty-five basis points (0.25%) of each of the JOHCM Emerging Markets Opportunities Fund’s, JOHCM International Select Fund’s and JOHCM Global Equity Fund’s average daily net assets attributable to Class II Shares.

7.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Funds. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of its shares.

The Bank of New York Mellon Corporation acts as custodian (the “Custodian”) of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

Pursuant to a services agreement, BNYMIS agreed to waive $10,200 for JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund in administration and accounting, custodian, and transfer agent fees for the year ended September 30, 2013. This waiver agreement was no longer effective at September 30, 2013.

8.	Distributions To Shareholders

The tax character of distributions for JOHCM International Select Fund paid during the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended	Year Ended
	Sept. 30, 2013	Sept. 30, 2012
Distribution paid from:
Ordinary income (inclusive of short-term capital gains)	$1,422,537	$744,802

There were no distributions for JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund during the year ended September 30, 2013.

9.	Investment Transactions

Investment transactions for the year ended September 30, 2013, excluding temporary short-term investments for each Fund, were as follows:

	Purchases	Sales
JOHCM Emerging Markets Opportunities Fund	$2,551,104	$1,105,421
JOHCM International Select Fund	451,361,482	162,979,079
JOHCM Global Equity Fund	10,411,693	518,355

10.	Federal Income Taxes

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and will distribute all of their taxable income, including any realized gain on investments, to their shareholders. In addition, by distributing in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to federal income or excise tax.

JOHCM Funds 2013 Annual Report	29

Notes to Financial Statements
(Continued)

At September 30, 2013, the components of distributable accumulated earnings/ (losses) on a tax basis were as follows:

	JOHCM
	Markets	JOHCM	JOHCM
	Emerging	International	Global
	Opportunities	Select	Equity
	Fund	Fund	Fund
Undistributed ordinary income	$6,856	$2,852,602	$4,157
Capital loss carryforwards	-	(5,000,540)	-
Unrealized appreciation	52,928	109,933,533	578,727
Qualified late-year losses deferred	(19,588)	(5,647,878)	(29,240)
Total accumulated earnings	$40,196	$102,137,717	$553,644

At September 30, 2013, JOHCM International Select Fund had a $5,000,540 net post Regulated Investment Company Modernization Act of 2010 capital loss carryover for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act 2010, the Funds will be permitted to carryforward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as short-term or long-term rather than being considered all short-term as under previous law.

The differences between book and tax-basis unrealized appreciation are attributable primarily to deferral of losses of wash sales (JOHCM Emerging Markets Opportunities Fund), deferral of losses on wash sales (JOHCM International Select Fund), and deferral of losses of wash sales and basis adjustments on investments in partnerships (JOHCM Global Equity Fund).

Under the current tax law, capital losses realized after October 31 and prior to each Fund’s fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2013, the short-term qualified late year loss deferral for JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, and JOHCM International Select Fund were $19,588, $29,240, and $5,647,878, respectively.

As of September 30, 2013, the JOHCM International Select Fund had a capital loss carryforward of $5,000,540 which is short-term in character and not subject to expiration.

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2013, the Funds did not incur any income tax, interest, or penalties. As of September 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. For the JOHCM International Select Fund, tax years ended September 30, 2010 through September 30, 2013 and for the JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund, tax year ended September 30, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, SII will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

11.	Reclassifications

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of tax treatment of currency gains and losses. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2013, the reclassifications were as follows:

	Decrease
	Accumulated	Decrease
	Net Investment	Realized
	Income	Loss
JOHCM Emerging Markets Opportunities Fund	$(3,978)	$3,978
JOHCM International Select Fund	(1,124,607)	1,124,607
JOHCM Global Equity Fund	(7,805)	7,805

12.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

13.	Subsequent Events

Management has evaluated the impact on the Funds of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements, other than the reorganization described in Note 1.

30	JOHCM Funds 2013 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Scotia Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the JOHCM International Select Fund, JOHCM Emerging Markets Opportunities Fund, and the JOHCM Global Equity Fund, three of the funds comprising Scotia Institutional Funds (the “Funds”), as of September 30, 2013, and the related statements of operations of the JOHCM International Select Fund for the year then ended, the JOHCM Emerging Markets Opportunities Fund for the period November 21, 2012 (commencement of operations) through September 30, 2013, the JOHCM Global Equity Fund for the period March 22, 2013 (commencement of operations) through September 30, 2013, the statements of changes in net assets for each of the years in the two-year period then ended for the JOHCM International Select Fund, the statements of changes in net assets for the periods ended September 30, 2013 for the JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund and the financial highlights for each of the years or periods in the three-year period then ended for the JOHCM International Select Fund and the financial highlights for the periods ended September 30, 2013 for the JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the JOHCM International Select Fund for the year ended September 30, 2010, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated November 26, 2010. The financial highlights for the JOHCM International Select Fund period ended September 30, 2009 were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2013, the results of their operations, changes in their net assets and the financial highlights for the years or periods referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

As described in Note 1, the Fund’s Board of Trustees approved an Agreement and Plan of Reorganization with respect to the Funds which was approved by shareholders of the Funds and was completed on November 18, 2013.

Philadelphia, Pennsylvania
November 25, 2013

JOHCM Funds 2013 Annual Report	31

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

John Pereira Year of Birth: 1968	Trustee	Since September 2011	HollisWealth Inc., Executive Vice President and Chief Financial Officer	4	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	4	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	VAL Health, LLC Chairman	4	Advaxis, Inc.

			Millennium Oncology Management, Inc., Vice President

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Brown Advisory Partner	4	None

			Crosswind Investments, LLC, Partner and Chief Executive Officer (2009-2012)

			Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)

32	JOHCM Funds 2013 Annual Report

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Duling Year of Birth: 1967	President	Since September 2011	Scotia Institutional Investments US, LP, Managing Partner (2006-2011), Senior Vice President (since 2011) and Chief Compliance Officer (since 2010)

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	Scotia Institutional Investments, US, LP, Director of Regulatory Administration since 2010

	Chief Compliance Officer	Since April 2012	BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	Scotia Institutional Investments US, LP; Director of Finance and Administration (since 2006)

Constellation Investment Management Company; Chief Financial Officer (2004-2006)

JOHCM Funds 2013 Annual Report	33

Additional Fund Information

September 30, 2013
(Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

					Foreign Tax Credit (e)
	Qualified	Qualified	Dividends	Qualified	Foreign
	Interest	Dividend	Recieved	Short-Term	Source	Foreign
	Income (a)	Income (b)	Deduction (c)	Gain (d)	Income	Tax Paid
JOHCM Emerging Markets Opportunities Fund	-	-	-	-	$30,375	$2,048
JOHCM International Select Fund	0.07%	100%	1.46%	-	8,714,385	510,674
JOHCM Global Equity Fund	-	-	-	-	27,640	1,737

(a)     The ordinary distributions paid (net investment income plus short-term capital gain) representing the amount of Qualifying interest Income as created by the American Jobs Creation Act of 2004.
(b)     The distributions paid by each Fund from ordinary income which qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.
(c)     The ordinary income distribution which qualifies for the dividends received deduction available to corporations.
(d)     The ordinary income distribution that is qualified short-term gain, pursuant to the American Job Creation Act of 2004.
(e)     The Funds intend to elect to pass through the foreign taxes paid for the year ended September 30, 2013.

Proxy Voting Information

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Funds’ Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Funds’ website at http://www.theSIFunds.com.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent period ended June 30, 2013 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Funds’ complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Meeting Results

As discussed in Note 1 – Organization, the Special Meeting was held to seek shareholder approval of the Plan. Shareholders of record of the Funds on the close of business on August 26, 2013 (the “Record Date”) were entitled to vote at the Special Meeting. The Plan was approved by shareholders at the Special Meeting and the votes recorded during the Special Meeting are provided below. Percentage information relates to the votes recorded as a percentage of the outstanding shares on the Record Date.

JOHCM Emerging Markets Opportunities Fund
Record Date shares – 150,001

Votes For Number	Percentage	Votes Against Number	Percentage	Abstained Number	Percentage
150,001	100%	0	0%	0	0%

JOHCM International Select Fund
Record Date shares – 32,776,207

Votes For Number	Percentage	Votes Against Number	Percentage	Abstained Number	Percentage
18,174,163	55.45%	99,088	0.30%	595,336	1.82%

JOHCM Global Equity Fund
Record Date shares – 641,177

Votes For Number	Percentage	Votes Against Number	Percentage	Abstained Number	Percentage
641,177	100%	0	0%	0	0%

34	JOHCM Funds 2013 Annual Report

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS	WHAT DOES SCOTIA INSTITUTIONAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number
▪ account balances
▪ account transactions
▪ transaction history
▪ wire transfer instructions
▪ checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Scotia Institutional Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Scotia Institutional Funds share?	Can you limit this sharing?
For our everyday business purposes –	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don’t share
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –	Yes	No
information about your transactions and experiences

For our affiliates’ everyday business purposes –	No	We don’t share
information about your creditworthiness

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-572-0968 or go to www.theSIFunds.com

JOHCM Funds 2013 Annual Report	35

Additional Fund Information
(Unaudited) (Continued)

What we do
How does Scotia Institutional Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Scotia Institutional Funds collect my personal information?	We collect your personal information, for example, when you

	▪	open an account
	▪	provide account information
	▪	give us your contact information
	▪	make a wire transfer
	▪	tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

	▪	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	▪	affiliates from using your information to market to you
	▪	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	▪	Our affiliates include companies such as Scotia Institutional Investments US, LP and HollisWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	▪	Scotia Institutional Funds doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	▪	Scotia Institutional Funds doesn’t jointly market.

36	JOHCM Funds 2013 Annual Report

This page is left blank intentionally.

Annual Report

September 30, 2013

Mount Lucas U.S. Focused Equity Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

6	Financial Statements

10	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Interested and Independent Trustees of the Trust

17	Officers of the Trust

18	Additional Fund Information

This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in the Fund, can be obtained by calling 1-888-572-0968. Read the prospectus carefully before investing.

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

Letter to Shareholders

September 30, 2013
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the Mount Lucas U.S. Focused Equity Fund. In this report, you will find important financial information about the Mount Lucas Fund, as well as discussion of investment performance and a complete list of portfolio holdings.

September 2013 marks the five year anniversary of the crisis that engulfed financial markets worldwide. Since that time, investors have confronted countless challenging economic and political issues. In the face of those challenges, many have struggled to maintain a long term perspective toward investing. The investment professionals responsible for management of each of our Funds have remained true to their respective investment disciplines throughout the market turmoil of recent years, and more recently as markets have recovered. Our portfolio managers bring proven experience, well established investment skill and global perspective to the stock selection process. We believe this combination of skill, experience and perspective has allowed our managers to look beyond challenging short term market conditions to focus on the critical long term investment goals of our shareholders.

In 2011, DundeeWealth Inc. (renamed HollisWealth Inc. effective November 1, 2013) was acquired by The Bank of Nova Scotia (“Scotiabank”) and became a wholly-owned subsidiary of Scotiabank, operating as part of Scotiabank’s global wealth management division. Scotiabank is one of North America’s premier financial institutions. Scotiabank and its affiliates offer a broad range of financial products and services, including personal and commercial banking, insurance, asset management and wealth management services, to over 19 million customers in more than 55 countries around the world. While Scotiabank will continue to deliver distinctive investment solutions to clients worldwide, we have made the difficult decision to exit sponsorship of our US mutual fund trust. With respect to the Mount Lucas Fund, you will be asked to consider at a first quarter 2014 shareholder meeting the reorganization of the Mount Lucas Fund into a newly-created series of FundVantage Trust (the “Acquiring Fund”). Mount Lucas Management LP, the current sub-adviser of the Mount Lucas Fund, is the investment adviser of the Acquiring Fund. The investment objectives, policies and strategies of the Acquiring Fund and the Mount Lucas Fund are identical. Thus, the proposed reorganization will not result in any change in the day-to-day portfolio management of the Mount Lucas Fund’s investment portfolio. A proxy statement related to the shareholder meeting will be distributed to shareholders in the first quarter of 2014.

Thank you for your investment and confidence in the Mount Lucas Fund. We appreciate the opportunity you’ve given us to assist you in meeting your investment goals. We are grateful for the trust you’ve placed in us and wish you all the best in the future.

Sincerely,

Amy D. Duling
President
Scotia Institutional Funds

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report	1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2013 to September 30, 2013 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Mount Lucas U.S. Focused Equity Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges, (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2013.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Expense	During the Period
	04/01/13	09/30/13	Ratio(1)	04/01/13 to 09/30/13(2)

Mount Lucas U.S. Focused Equity Fund - Class I
Actual Fund Return	$1,000.00	$1,071.83	0.95%	$4.93
Hypothetical 5% Return	$1,000.00	$1,020.31	0.95%	$4.81

(1)     Annualized, based on the Fund’s expenses for the period after fee waiver and expense reimbursements.
(2)     Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

2	Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

Performance

Mount Lucas U.S. Focused Equity Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2013

Class I
1 year	30.16%
5 year	11.42%
Since Inception (10/01/07)	3.39%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on September 28, 2007, the Fund began investing consistent with its investment objective on October 1, 2007.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing volatility and the possible loss of principal.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2013 is 0.95%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 1.74%.

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report	3

Investment Review

Mount Lucas U.S. Focused Equity Fund
September 30, 2013 (Unaudited)

Investment Philosophy and Process

Mount Lucas Management LP (“Mount Lucas”) was founded in 1986 to provide alternative asset investments to institutional investors and high net worth individuals. The firm emphasizes the advantages of diversification, liquidity, transparency, and risk control and has developed several innovative investment strategies that incorporate these characteristics.

The Fund uses a quantitative approach to portfolio management. As a result, the strategy is highly disciplined and tempered by the experience of portfolio managers who have many years of investment expertise. Investments for the Fund are selected based upon a proprietary equity model developed by the firm’s principals that screens and ranks stocks within the S&P 500 Index. The model identifies stocks for purchase using a combination of fundamental value and price momentum criteria. Price momentum is calculated as the percentage change in the price of a stock between two dates. The Fund is rebalanced every six months and includes only those stocks that rank highest among the universe. Stocks are considered candidates for sale if they are not ranked among the top ten based on either the value or the momentum criteria considered by the model. The portfolio typically holds between 20 – 40 stocks and may hold significant industry and sector overweight or underweight positions relative to the S&P 500 Index.

Performance Review

For the fiscal year ended September 30, 2013, the Fund returned 30.16% versus a return of 19.34% for the S&P 500 Index, the Fund’s benchmark, and a return of 22.30% for the Russell 1000 Value Index for the same period. For the three year period ended September 30, 2013, the Fund returned 14.82% versus a return of 16.27% for the S&P 500 Index and a return of 16.25% for the Russell 1000 Value Index for the same period. For the five year period ended September 30, 2013, the Fund returned 11.42% versus a return of 10.02% for the S&P 500 Index and a return of 8.86% for the Russell 1000 Value Index for the same period. Since the inception of the Fund on October 1, 2007 through September 30, 2013, the Fund returned 3.39% versus a return of 3.67% achieved by the S&P 500 Index and a return of 2.39% for the Russell 1000 Value Index.

During the fiscal year, the Fund’s outperformance was primarily driven by positive security selection. The selection effect was most positive within the Consumer Staples and Information Technology sectors. Allocation effect was also positive due to an underweight position in the Information Technology sector, which performed poorly in the benchmark, and an overweight position in the Industrials sector. The five largest contributors to the Fund’s relative performance included Safeway Inc., Whirlpool Corporation, Northrop Grumman Corporation, Seagate Technology PLC and an underweight position in Apple Inc., which was a poor relative performer within the S&P 500 Index. The five largest individual detractors from relative performance were Tesoro Corporation, Marathon Petroleum Corporation, Valero Energy Corporation, Ford Motor Company and Bank of America Corporation.

The Fund continues to adhere to a quantitatively-driven investment process that invests in what the portfolio management team believes is an optimal mix of value and momentum-oriented stocks. Sector and industry weights are a function of this quantitative bottom-up stock selection process and the Fund will continue to invest in a concentrated portfolio of 20 to 40 stocks. At the end of the fiscal year, the Fund had a notable overweight position in the Consumer Staples and Energy sectors and underweight positions in the Health Care, Information Technology and Consumer Discretionary sectors versus the benchmark.

Portfolio holdings are subject to change at any time.

4	Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

Schedule of Investments

Mount Lucas U.S. Focused Equity Fund
September 30, 2013

	Number	Market
	of Shares	Value

COMMON STOCKS - 99.0%
Consumer Staples - 18.7%
The Clorox Co.	4,571	$373,542
Conagra Foods, Inc.	11,129	337,654
The Hershey Co.	4,524	418,470
Hormel Foods Corp.	10,957	461,509
The Kroger Co.	12,391	499,853
McCormick & Co., Inc.	5,508	356,368
Safeway, Inc.	134,645	4,307,294
Tyson Foods, Inc.	62,341	1,763,003
		8,517,693

Energy - 14.7%
Marathon Petroleum Corp.	17,390	1,118,525
Murphy Oil Corp.	55,222	3,330,991
Tesoro Corp.	26,410	1,161,512
Valero Energy Corp.	31,990	1,092,458
		6,703,486

Financials - 20.1%
Berkshire Hathaway, Inc., Cl. B*	3,719	422,144
Cincinnati Financial Corp.	8,566	403,972
JPMorgan & Chase Co.	34,683	1,792,764
Lincoln National Corp.	49,770	2,089,842
Murphy USA, Inc.*	6,348	256,396
SLM Corp.	75,150	1,871,235
Torchmark Corp.	6,449	466,585
Unum Group	59,979	1,825,761
		9,128,699

Health Care - 9.8%
AmeriSourceBergen Corp.	7,966	486,723
Cigna Corp.	5,696	437,795
Ecolab, Inc.	4,886	482,541
Johnson & Johnson	5,253	455,383
McKesson Corp.	3,534	453,412
Pfizer, Inc.	13,807	396,399
Wellpoint, Inc.	21,200	1,772,532
		4,484,785

Industrials - 20.2%
Ford Motor Co.	106,050	1,789,063
Honeywell International, Inc.	5,527	458,962
LyondellBasell Industries NV, Cl. A	25,481	1,865,974
Northrop Grumman Corp.	28,781	2,741,678
Rockwell Collins, Inc.	6,461	438,443
Ryder System, Inc.	31,646	1,889,266
		9,183,386

Information Technology - 13.2%
Seagate Technology Plc	48,099	2,103,850
Western Digital Corp.	31,972	2,027,025
Xerox Corp.	183,115	1,884,253
		6,015,128

	Number	Market
	of Shares	Value

Materials - 0.2%
CST Brands, Inc.	3,527	$105,105

Media - 2.1%
The Washington Post Co.	805	492,137
Time Warner, Inc.	6,993	460,209
		952,346

Total Common Stocks (Cost $42,004,143)		45,090,628

	Principal Amount
SHORT-TERM INVESTMENTS - 0.9%
BNY Mellon Cash Reserve, 0.01%**, due 10/01/13	$412,771	$412,771
Total Short-Term Investments (Cost $412,771)		412,771
Total Investments - 99.9% (Cost $42,416,914)**		45,503,399
Other Assets Less Liabilities - 0.1%		36,382
NET ASSETS - 100.0%		$45,539,781

*	Non-income producing security.
**	Current yield as of September 30, 2013.
**	Aggregate tax cost is $42,478,157 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$4,583,847
Gross unrealized depreciation	(1,558,605)
Net unrealized appreciation	$3,025,242

Sector Allocation (Unaudited)	% of Net Assets
Industrials	20.2%
Financials	20.1
Consumer Staples	18.7
Energy	14.7
Information Technology	13.2
Health Care	9.8
Media	2.1
Materials	0.2
Short-Term Investments and other	1.0
100.0%

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report	5

Statement of Assets and Liabilities

Mount Lucas U.S. Focused Equity Fund
September 30, 2013

Assets:
Investments, at market value (cost $42,416,914) (Note 2 and Note 3)	$45,503,399
Receivable from Fund shares sold	8,017
Receivable from investments sold	49,452
Dividends receivable	72,602
Prepaid expenses	26,889
Total assets	45,660,359

Liabilities:
Payable for Fund shares redeemed	51,430
Payable for investments purchased	18,640
Investment advisory fee payable (Note 5)	27,417
Custodian fees payable (Note 6)	8,061
Administration and accounting fees payable (Note 6)	4,249
Transfer agent fees payable (Note 6)	3,735
Chief Compliance Officer fees payable (Note 5)	338
Other accrued expenses	6,708
Total liabilities	120,578

Net Assets	$45,539,781

Net Assets consist of:
Paid-in capital	$36,526,239
Undistributed net investment income	380,484
Accumulated net realized gain on investments	5,546,573
Net unrealized appreciation on investments	3,086,485

Net Assets	$45,539,781

Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	4,070,312

Net asset value, offering, and redemption price per share (Note 2)	$11.19

See Notes to Financial Statements

6	Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

Statement of Operations

Mount Lucas U.S. Focused Equity Fund
For the Year Ended September 30, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $1,719)	$955,741
Interest	154
Total investment income	955,895

Expenses:
Investment advisory fees (Note 5)	270,922
Administration and accounting fees (Note 6)	46,424
Custodian fees (Note 6)	28,816
Transfer agent fees (Note 6)	34,532
Registration and filing fees	22,266
Audit fees	17,930
Printing fees	4,773
Legal fees	8,332
Trustees’ fees and expenses (Note 5)	6,571
Chief Compliance Officer fees (Note 5)	4,634
Insurance expense	3,852
Other	1,482
Subtotal	450,534
Fees waived and reimbursed by Adviser (Note 5)	(107,366)
Net expenses	343,168

Net Investment Income	612,727

Realized and Unrealized Gain on Investments:
Net realized gain on investments	5,819,331
Net change in unrealized appreciation on investments	2,611,774

Net Realized and Unrealized Gain on Investments	8,431,105
Net Increase in Net Assets Resulting from Operations	$9,043,832

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report	7

Statement of Changes in Net Assets

Mount Lucas U.S. Focused Equity Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Operations:
Net investment income	$612,727	$287,648
Net realized gain on investments	5,819,331	630,178
Net change in unrealized appreciation on investments	2,611,774	3,479,817
Net Increase in Net Assets Resulting from Operations	9,043,832	4,397,643

Distributions to Shareholders from:
Net investment income	(426,207)	(332,398)
Total distributions to shareholders	(426,207)	(332,398)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	14,406,796	10,631,690
Shares issued as reinvestment of distributions	422,109	330,801
Shares redeemed	(3,966,488)	(5,993,096)
Net increase in net assets from shares of beneficial interest transactions	10,862,417	4,969,395
Adviser Contribution	-	21,958 (1)
Net increase in net assets	19,480,042	9,056,598

Net Assets:
Beginning of year	26,059,739	17,003,141
End of year	$45,539,781	$26,059,739

Undistributed net investment income	$380,484	$193,964

Shares of Beneficial Interest Transactions (Class I):
Shares sold	1,433,027	1,277,620
Shares issued as reinvestment of distributions	47,058	41,402
Shares redeemed	(396,605)	(730,379)
Net increase in shares outstanding	1,083,480	588,643

(1)	During January 2012, management determined that an error in the transacting and recording of short-term redemption fees had occurred, resulting in the Fund receiving $21,958 and $253,818 of cash for short-term redemption fees for the years ended September 30, 2012 and 2011, respectively meant for other Scotia Institutional Funds (formerly, DundeeWealth Funds). The impact of such error was not considered material to any previously issued financial statements. Scotia Institutional Investments US, LP (formerly, DundeeWealth US, LP) (“SII” or “Adviser”) and the Fund entered into an agreement dated January 30, 2012 (the Agreement) whereby which the Adviser agreed to (i) make shareholders of each series of Scotia Institutional Funds whole through a capital contribution to the extent that there were any material underpayments of redemption fees to such series and (ii) permit the Fund to retain the amount of any overpayment of redemption fees. For the year ended September 30, 2012, 0.15% of the Fund’s total return consisted of this capital contribution. Excluding this capital contribution, total return would have been 25.23%.

See Notes to Financial Statements

8	Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

Financial Highlights

Mount Lucas U.S. Focused Equity Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	9/30/2013	9/30/12		9/30/11		9/30/10	9/30/09
	Class I	Class I		Class I		Class I	Class I
Net asset value, beginning of year	$8.72	$7.09		$7.69		$6.49	$7.07

Income from Investment Operations:

Net investment income(1)	0.17	0.12		0.14		0.07	0.10
Net realized and unrealized gain (loss) on investments	2.43	1.66		(0.81)		1.19	(0.51)
Total from investment operations	2.60	1.78		(0.67)		1.26	(0.41)

Less Distributions:

Dividends from net investment income	(0.13)	(0.16)		(0.05)		(0.07)	(0.17)
Total distributions	(0.13)	(0.16)		(0.05)		(0.07)	(0.17)

Adviser Contribution	-	0.01		0.12		-	-
Redemption fees added to paid-in capital(1)	-	-		0.00	(2)	0.01	0.00 (2)

Net asset value, end of year	$11.19	$8.72		$7.09		$7.69	$6.49

Total return	30.16%	25.38	%(3)	(7.25	)%(3)	19.60%	(5.16)%

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of year (in 000’s)	$45,540	$26,060		$17,003		$9,588	$3,827
Operating expenses:
Before expense reimbursement/waiver	1.25%	1.74%		1.74%		3.39%	7.91%
After expense reimbursement/waiver	0.95%	0.95%		0.95%		0.95%	0.95%
Net investment income:
After expense reimbursement/waiver	1.70%	1.50%		1.68%		0.95%	1.92%
Portfolio turnover rate	103.55%	118.67%		102.57%		120.20%	178.60%

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Amount represents less than $0.005.
(3)	Absent the Adviser Contribution per the Agreement between the Adviser and the Fund, as described in Note 5, total returns would have been 25.23% and (8.82)% for the years ended September 30, 2012 and 2011, respectively.

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report	9

Notes to Financial Statements
September 30, 2013

1.	Organization

The Mount Lucas U.S. Focused Equity Fund (the “Fund”) is a separate series of Scotia Institutional Funds (formerly, DundeeWealth Funds) (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) dated March 12, 2013. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2013, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on September 28, 2007. The financial statements of the remaining series in the Trust are presented in separate documents.

On November 19, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization with respect to the Fund (the “Plan”). The Plan provides for the sale of all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Mount Lucas U.S. Focused Equity Fund (the “Acquiring Fund”), a newly-created series of FundVantage Trust, in exchange for the Acquiring Fund’s shares with the same aggregate net asset value as shares of the Fund, which would be distributed pro rata by the Fund to the holders of its shares in complete liquidation of the Fund (the “Reorganization”). Mount Lucas Management LP (the “Sub-Adviser” or “Mount Lucas”), the current sub-adviser of the Fund, is the investment adviser of the Acquiring Fund. The investment objectives of the Acquiring Fund and the Fund are the same, and the investment policies and strategies of the Acquiring Fund and the Fund are substantially identical. The Reorganization is subject to approval by the shareholders of the Fund. It is anticipated that a special meeting of shareholders of the Fund will be held in the first quarter of 2014 to seek approval of the Plan and the related Reorganization (the “Shareholder Meeting”). A related proxy statement in connection with the Shareholder Meeting that further describes the Plan and the Reorganization will be distributed in advance of the Shareholder Meeting.

The Fund seeks long-term capital appreciation and, under normal market conditions, invests at least 80% of its assets in United States of America (“U.S.”) common stocks equity securities. Mount Lucas selects investments for the Fund based upon a propriety equity model developed by the firm’s principals that screens and ranks stocks within the S&P 500 Index. Mount Lucas’s approach is purely quantitative. The computer equity model identifies stocks for purchase using a combination of fundamental value and price momentum criteria.

It is expected that a significant portion of the Fund’s shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy and result in increased overall expenses for the remaining shareholders.

Non-Diversification Risks

The Fund has a non-diversified investment portfolio, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) and invests in a limited number of issuers. Therefore, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

2.	Significant Accounting Policies

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

10	Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

Notes to Financial Statements
(Continued)

Use of Estimates - The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments - The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Mount Lucas’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under U.S. GAAP.

The Fund is subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Futures and Options on Futures - The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities or interest rates. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2013, the Fund had no investments in futures contracts or options on futures.

Options - The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, except as restricted by the Fund’s investment limitations.

During the year ended September 30, 2013, the Fund had no investments in options.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses - Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share - The net asset value (“NAV”) for a Fund share is the value of that share’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders - The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees - The Fund no longer imposes a redemption fee. Prior to February 1, 2012, the Fund imposed a redemption fee of 2.00% on shares redeemed within 90 days of purchase. The redemption fee was calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest were treated as having been redeemed first. The redemption fee was deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.	Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1:       Quoted prices in active markets for identical securities

Level 2:       Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:       Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2013, is as follows:

Level 1 – Quoted Prices*	$45,503,399
Total Market Value of Investments	$45,503,399

*	Level 1 securities consist of common stocks and short-term investments as disclosed in the Schedule of Investments.

The Fund’s policy is to recognize transfers in and transfers out of a level as of the beginning of the reporting period. The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2013.

There were no Level 2 or 3 investments held at September 30, 2013 or September 30, 2012.

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report	11

Notes to Financial Statements
(Continued)

Additional Information to Evaluate Quantitative Information.

The Fund uses recognized industry pricing services – approved by the Board of Trustees of the Trust (the “Board”) and unaffiliated with Scotia Institutional Investments US, LP (formerly, DundeeWealth US, LP) (“SII” or the “Adviser”) – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities and preferred equity securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair value prices for non-North and South American foreign equity securities are provided by an independent fair value service on a daily basis in accordance with the fair value methods approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. The independent fair value service provides a fair value factor that is applied to the closing price of a foreign security to reflect movements in the security’s local market between the time of local closing and the time at which the Fund calculates the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

Fair valued securities may be common and preferred equities, warrants, options or rights. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

SII reports quarterly to the Board with respect to fair valuation events.

4.	Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additionally, in January 2013, FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. New disclosures are required for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.  Management is evaluating the implications, if any, of the new requirements and their impact has not been determined.

5.	Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the “Advisory Agreement”) with SII pursuant to which SII provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the average daily net assets of the Fund. As investment adviser to the Fund, SII has the ultimate responsibility over Mount Lucas, as sub-adviser to the Fund, and is responsible for the investment performance of the Fund. SII has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Mount Lucas, pursuant to which Mount Lucas serves as sub-adviser to the Fund.

Sub-advisory fees paid to Mount Lucas under the Sub-Advisory Agreement are paid by SII, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, SII and Mount Lucas provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.

For its services as investment sub-adviser to the Fund, Mount Lucas is entitled to receive investment sub-advisory fees from SII at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Mount Lucas will be paid 0.25% on the first $200,000,000 and 0.60% on the balance of the average daily net assets of the Fund.

12	Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

Notes to Financial Statements
(Continued)

SII has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 0.95% for the Class I shares of the Fund until January 31, 2014 (“Expense Limitation”). The Trust has agreed, commencing September 27, 2010, to carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement is made by SII, any fees or expenses in excess of the applicable expense limitation that are waived, reimbursed or assumed by SII under the Expense Limitation and to repay SII the amount of such excess fees or expenses. For the year ended September 30, 2013, SII reimbursed the Fund $107,366. The balance of recoverable expenses to SII at September 30, 2013 was $399,600, as shown below:

For the year ended September 30, 2011, expiring September 30, 2014	$140,656
For the year ended September 30, 2012, expiring September 30, 2015	151,578
For the year ended September 30, 2013, expiring September 30, 2016	107,366
Balances of Recoverable Expenses to the Adviser	$399,600

Except for the Chief Compliance Officer, the Trust does not pay any fees to its Officers for their services as such. For the year ended September 30, 2013, the Fund allocated $4,634 in Chief Compliance Officer fees.

The Trust pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

During January 2012, management determined that an error in the transacting and recording of short-term redemption fees had occurred, resulting in the Fund receiving $21,958 and $253,818 of cash for short-term redemption fees for the years ended September 30, 2012 and 2011, respectively, meant for other Scotia Institutional Funds. The impact of such error was not considered material to any previously issued financial statements. The Adviser and the Fund entered into an agreement dated January 30, 2012 whereby which the Adviser agreed to (i) make shareholders of each series of Scotia Institutional Funds whole through a capital contribution to the extent that there were any material underpayments of redemption fees to such series and (ii) permit the Fund to retain the amount of any overpayment of redemption fees. For the years ended September 30, 2012 and 2011, 0.15% and 1.57% of the Fund’s total return consisted of this capital contribution. Excluding this capital contribution, total returns for the years ended September 30, 2012 and 2011 would have been 25.23% and (8.82)%, respectively.

6.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

The Bank of New York Mellon Corporation acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

7.	Distributions To Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2013 and the year September 30, 2012 ended was as follows:

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Distribution paid from:
Ordinary income	$426,207	$332,398

8.	Investment Transactions

Investment transactions for the year ended September 30, 2013, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$ 47,929,014	$ 36,769,790

9.	Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and will distribute all of its taxable income, including any realized gain on investments, to its shareholders. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2013, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$1,809,662
Undistributed long-term capital gains	4,183,411
Unrealized appreciation	3,025,242
Other book/tax differences	(4,774)
Total accumulated earnings	$9,013,541

The differences between book and tax-basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales.

Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.

As of September 30, 2013, the Fund did not have a capital loss carryforward.

During the year ended September 30, 2013, the Fund utilized capital loss carryforward of $209,324.

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report	13

Notes to Financial Statements
(Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2013, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2010 through September 30, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, SII will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

10.	Reclassifications

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2013, there were no tax basis reclassifications.

11.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

12.	Subsequent Events

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements, other than the reorganization described in Note 1.

14	Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Scotia Institutional Funds:

We have audited the accompanying statement of assets and liabilities of the Mount Lucas U.S. Focused Equity Fund (the “Fund”), including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2010, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated November 26, 2010. The financial highlights for the period ended September 30, 2009, were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

As described in Note 1, the Fund’s Board of Trustees approved an Agreement and Plan of Reorganization with respect to the Fund.

Philadelphia, Pennsylvania

November 25, 2013

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report	15

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

John Pereira Year of Birth: 1968	Trustee	Since September 2011	HollisWealth Inc., Executive Vice President and Chief Financial Officer	4	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	4	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	VAL Health, LLC Chairman	4	Advaxis, Inc.

			Millennium Oncology Management, Inc., Vice President

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Brown Advisory Partner	4	None

			Crosswind Investments, LLC, Partner and Chief Executive Officer (2009-2012)

			Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)

16	Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Duling Year of Birth: 1967	President	Since September 2011	Scotia Institutional Investments US, LP, Managing Partner (2006-2011), Senior Vice President (since 2011) and Chief Compliance Officer (since 2010)

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	Scotia Institutional Investments US, LP, Director of Regulatory Administration since 2010

	Chief Compliance Officer	Since April 2012	BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	Scotia Institutional Investments US, LP; Director of Finance and Administration (since 2006)

Constellation Investment Management Company; Chief Financial Officer (2004-2006)

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report	17

Additional Fund Information

September 30, 2013
(Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2013, 0.02% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2013, 71.02% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended September 30, 2013, 68.06% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Proxy Voting Information

A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Fund’s Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Fund’s website at http://www.theSIFunds.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2013 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18	Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS	WHAT DOES SCOTIA INSTITUTIONAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number
▪ account balances
▪ account transactions
▪ transaction history
▪ wire transfer instructions
▪ checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Scotia Institutional Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Scotia Institutional Funds share?	Can you limit this sharing?
For our everyday business purposes –	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don’t share
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –	Yes	No
information about your transactions and experiences

For our affiliates’ everyday business purposes –	No	We don’t share
information about your creditworthiness

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-572-0968 or go to www.theSIFunds.com

Mount Lucas U.S. Focused Equity Fund 2013 Annual Report	19

Additional Fund Information
(Unaudited) (Continued)

What we do
How does Scotia Institutional Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Scotia Institutional Funds collect my personal information?	We collect your personal information, for example, when you

	▪	open an account
	▪	provide account information
	▪	give us your contact information
	▪	make a wire transfer
	▪	tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

	▪	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	▪	affiliates from using your information to market to you
	▪	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	▪	Our affiliates include companies such as Scotia Institutional Investments US, LP and HollisWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	▪	Scotia Institutional Funds doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	▪	Scotia Institutional Funds doesn’t jointly market.

20	Mount Lucas U.S. Focused Equity Fund 2013 Annual Report

This page is left blank intentionally.

Annual Report

September 30, 2013

Smith Group Large Cap Core Growth Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

6	Financial Statements

10	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Interested and Independent Trustees of the Trust

17	Officers of the Trust

18	Additional Fund Information

This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in the Fund, can be obtained by calling 1-888-572-0968. Read the prospectus carefully before investing.

Smith Group Large Cap Core Growth Fund 2013 Annual Report

Letter to Shareholders

September 30, 2013
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the Smith Group Large Cap Core Growth Fund. In this report, you will find important financial information about the Smith Fund, as well as discussion of investment performance and a complete list of portfolio holdings.

September 2013 marks the five year anniversary of the crisis that engulfed financial markets worldwide. Since that time, investors have confronted countless challenging economic and political issues. In the face of those challenges, many have struggled to maintain a long term perspective toward investing. The investment professionals responsible for management of each of our Funds have remained true to their respective investment disciplines throughout the market turmoil of recent years, and more recently as markets have recovered. Our portfolio managers bring proven experience, well established investment skill and global perspective to the stock selection process. We believe this combination of skill, experience and perspective has allowed our managers to look beyond challenging short term market conditions to focus on the critical long term investment goals of our shareholders.

In 2011, DundeeWealth Inc. (renamed HollisWealth Inc. effective November 1, 2013) was acquired by The Bank of Nova Scotia (“Scotiabank”) and became a wholly-owned subsidiary of Scotiabank, operating as part of Scotiabank’s global wealth management division. Scotiabank is one of North America’s premier financial institutions. Scotiabank and its affiliates offer a broad range of financial products and services, including personal and commercial banking, insurance, asset management and wealth management services, to over 19 million customers in more than 55 countries around the world. While Scotiabank will continue to deliver distinctive investment solutions to clients worldwide, we have made the difficult decision to exit sponsorship of our US mutual fund trust. With respect to the Smith Fund, you will be asked to consider at a January 15, 2014 shareholder meeting the reorganization of the Smith Fund into a newly-created series of Managed Portfolio Series (the “Acquiring Fund”). Smith Asset Management Group, L.P., the current sub-adviser of the Smith Fund, is the investment adviser of the Acquiring Fund. The investment objectives, policies and strategies of the Acquiring Fund and the Smith Fund are substantially identical. Thus, the proposed reorganization will not result in any change in the day-to-day portfolio management of the Smith Fund’s investment portfolio. A proxy statement related to the shareholder meeting will be distributed to shareholders in the coming weeks.

Thank you for your investment and confidence in the Smith Fund. We appreciate the opportunity you’ve given us to assist you in meeting your investment goals. We are grateful for the trust you’ve placed in us and wish you all the best in the future.

Sincerely,

Amy D. Duling
President
Scotia Institutional Funds

Smith Group Large Cap Core Growth Fund 2013 Annual Report	1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2013 to September 30, 2013 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Smith Group Large Cap Core Growth Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges, redemption fees or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Expense	During the Period
	4/01/13	9/30/13	Ratio(1)	4/01/13 to 9/30/13(2)

Smith Group Large Cap Core Growth Fund - Class I
Actual Fund Return	$1,000.00	$1,077.54	0.79%	$4.11
Hypothetical 5% Return	$1,000.00	$1,021.11	0.79%	$4.00

(1)	Annualized, based on the Fund’s expenses for the period after fee waiver and/or expense reimbursements.
(2)	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

2	Smith Group Large Cap Core Growth Fund 2013 Annual Report

Performance

Smith Group Large Cap Core Growth Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2013
Class I
1 year	19.74%
5 year	6.81%
Since Inception (6/01/07)	1.47%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on May 31, 2007, the Fund began investing consistent with its investment objective on June 1, 2007.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio for Class I at September 30, 2013 is 0.79%.

In the Fund’s current prospectus, the Fund’s gross expense ratio for Class I is 1.06%.

Smith Group Large Cap Core Growth Fund 2013 Annual Report	3

Investment Review

Smith Group Large Cap Core Growth Fund
September 30, 2013 (Unaudited)

Investment Philosophy and Process

Smith Asset Management Group, L.P. (“Smith”) serves as sub-adviser to the Fund. Smith is an independent investment advisory firm that was founded in 1995. Smith manages assets for institutions, families, and individuals. Smith’s investment professionals use a disciplined process to identify high quality growth companies to build portfolios that are well positioned to create long term investment value.

Smith applies an engineering approach that seeks to leverage technology and fundamental research to identify companies with undiscovered growth potential. Smith uses its research to seek to create a risk-controlled portfolio for the Fund that Smith believes may deliver attractive and consistent return patterns.

Performance Review

For the fiscal year ended September 30, 2013, the Fund returned 19.74% versus a return of 19.34% for the S&P 500 Index, the Fund’s benchmark, and a return of 19.27% for the Russell 1000 Growth Index for the same period. For the three year period ended September 30, 2013, the Fund returned 17.11% versus a return of 16.27% for the S&P 500 Index and a return of 16.94% for the Russell 1000 Growth Index for the same period. For the five year period ended September 30, 2013, the Fund returned 6.81% versus a return of 10.02% for the S&P 500 Index and a return of 12.07% for the Russell 1000 Growth Index for the same period. Since the inception of the Fund on June 1, 2007 through September 30, 2013, the Fund returned 1.47% versus a return of 3.68% achieved by the S&P 500 Index and a return of 5.82% for the Russell 1000 Growth Index.

Consistent with the Fund’s investment process, the Fund will invest in companies whose earnings are expected to grow faster and deliver a higher growth rate than expected. During the fiscal year, stock selection decisions were mixed within the Fund’s relative performance. Positive selection effect was achieved in the Health Care, Industrials, and Consumer Staples sectors but it was offset by negative selection effect within the Information Technology, Financials and Consumer Discretionary sectors. The Fund’s five largest contributors to relative performance during the period were Alaska Air Group Inc., The Kroger Co., Actavis Inc., Omnicare Inc. and an underweight position in Apple Inc., which underperformed within the benchmark. Abercrombie & Fitch Co. Class A, Nuance Communications Inc., CF Industries Holdings Inc., Brocade Communication Systems Inc. and Hewlett-Packard Company were the largest detractors.

There were no major shifts in portfolio characteristics during the fiscal year. At the end of the period, the most notable sector bets included overweight positions in the Consumer Discretionary, Health Care and Industrials sectors. Conversely, the Fund was most underweight in the Utilities, Consumer Staples and Telecommunication Services sectors versus the benchmark.

Portfolio holdings are subject to change at any time.

4	Smith Group Large Cap Core Growth Fund 2013 Annual Report

Schedule of Investments

Smith Group Large Cap Core Growth Fund
September 30, 2013

	Number of Shares	Market Value

COMMON STOCKS - 97.1%
Consumer Discretionary - 15.3%
BorgWarner, Inc.	13,600	$1,378,904
Gentex Corp.	58,800	1,504,692
priceline.com, Inc.*	1,600	1,617,520
Starbucks Corp.	18,800	1,447,036
The Home Depot, Inc.	17,600	1,334,960
Whirlpool Corp.	10,400	1,522,976
		8,806,088

Consumer Staples - 7.2%
Costco Wholesale Corp.	12,100	1,392,952
Kimberly-Clark Corp.	13,800	1,300,236
The Kroger Co.	36,200	1,460,308
		4,153,496

Energy - 11.9%
Chevron Corp.	11,200	1,360,800
Exxon Mobil Corp.	14,810	1,274,252
Helmerich & Payne, Inc.	21,890	1,509,316
National Oilwell Varco, Inc.	18,900	1,476,279
Valero Energy Corp.	35,600	1,215,740
		6,836,387

Financials - 14.4%
American Express Co.	18,380	1,388,058
Discover Financial Services	27,900	1,410,066
JP Morgan Chase & Co.	25,300	1,307,757
The Chubb Corp.	15,600	1,392,456
The Travelers Companies, Inc.	16,400	1,390,228
US Bancorp	38,100	1,393,698
		8,282,263

Health Care - 15.2%
Actavis, Inc.*	10,600	1,526,400
Johnson & Johnson	15,300	1,326,357
McKesson Corp.	11,610	1,489,563
Omnicare, Inc.	26,700	1,481,850
ResMed, Inc.	28,400	1,500,088
The Cooper Companies, Inc.	11,100	1,439,559
		8,763,817

Industrials - 12.7%
Alaska Air Group, Inc.	23,000	1,440,260
AMETEK, Inc.	30,050	1,382,901
Rockwell Automation, Inc.	13,700	1,465,078
The Boeing Co.	12,900	1,515,750
Wabtec Corp.	24,100	1,515,167
		7,319,156

Information Technology - 15.9%
AOL, Inc.*	37,400	1,293,292
CoreLogic, Inc.*	49,800	1,347,090

	Number of Shares	Market Value

COMMON STOCKS (continued)
Hewlett-Packard Co.	52,400	$1,099,352
NetApp, Inc.	34,600	1,474,652
SanDisk Corp.	22,700	1,350,877
VMware, Inc., Class A*	15,900	1,286,310
Western Digital Corp.	21,000	1,331,400
		9,182,973

Materials - 4.5%
Avery Dennison Corp.	31,100	1,353,472
Rock Tenn Co., Class A	12,200	1,235,494
		2,588,966

Total Common Stocks (Cost $45,067,095)		55,933,146

	Principal Amount
SHORT-TERM INVESTMENTS - 2.7%
BNY Mellon Cash Reserve, 0.01%**, due 10/01/13	$1,535,789	1,535,789
Total Short-Term Investments (Cost $1,535,789)		1,535,789
Total Investments - 99.8% (Cost $46,602,884)***		57,468,935
Other Assets Less Liabilities - 0.2%		103,141

NET ASSETS - 100.0%		$57,572,076

*	Non-income producing security.
**	Current yield as of September 30, 2013.
***	Aggregate tax cost is $46,610,267 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$11,536,300
Gross unrealized depreciation	(677,632)
Net unrealized appreciation	$10,858,668

Sector Allocation (Unaudited)	% of Net Assets
Information Technology	15.9%
Consumer Discretionary	15.3
Health Care	15.2
Financials	14.4
Industrials	12.7
Energy	11.9
Consumer Staples	7.2
Materials	4.5
Short-Term Investments and Other	2.9
100.0%

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2013 Annual Report	5

Statement of Assets and Liabilities

Smith Group Large Cap Core Growth Fund
September 30, 2013

Assets:
Investments, at market value (cost $46,602,884) (Note 2 and Note 3)	$57,468,935
Receivable from Fund shares sold	123,548
Dividends receivable	42,450
Prepaid expenses	25,846
Total assets	57,660,779

Liabilities:
Payable for Fund shares redeemed	33,600
Investment advisory fee payable (Note 5)	35,315
Administration and accounting fees payable (Note 6)	4,873
Custodian fees payable (Note 6)	5,617
Chief Compliance Officer fees payable (Note 5)	389
Other accrued expenses	8,909
Total liabilities	88,703

Net Assets	$57,572,076

Net Assets consist of:
Paid-in capital	$41,702,426
Undistributed net investment income	334,119
Accumulated net realized gain on investments	4,669,480
Net unrealized appreciation on investments	10,866,051

Net Assets	$57,572,076

Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	5,381,701

Net asset value, offering, and redemption price per share (Note 2)	$10.70

See Notes to Financial Statements

6	Smith Group Large Cap Core Growth Fund 2013 Annual Report

Statement of Operations

Smith Group Large Cap Core Growth Fund
For the Year Ended September 30, 2013

Investment Income:
Dividends	$1,087,605
Interest	284
Total investment income	1,087,889

Expenses:
Investment advisory fees (Note 5)	368,053
Administration and accounting fees (Note 6)	58,679
Transfer agent fees (Note 6)	27,071
Audit fees	25,679
Registration and filing fees	20,946
Custodian fees (Note 6)	17,638
Legal fees	13,201
Trustees’ fees and expenses (Note 5)	11,701
Insurance expense	8,476
Chief Compliance Officer fees (Note 5)	8,000
Printing fees	6,025
Other	3,845
Subtotal	569,314
Fees waived and reimbursed by Adviser (Note 5)	(92,655)
Net expenses	476,659

Net Investment Income	611,230

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	12,146,164
Net change in unrealized depreciation on investments	(1,917,387)

Net Realized and Unrealized Gain (Loss) on Investments	10,228,777
Net Increase in Net Assets Resulting from Operations	$10,840,007

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2013 Annual Report	7

Statement of Changes in Net Assets

Smith Group Large Cap Core Growth Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Operations:
Net investment income	$611,230	$275,559
Net realized gain on investments	12,146,164	920,259
Net change in unrealized appreciation/depreciation on investments	(1,917,387)	12,937,512
Net Increase in Net Assets Resulting from Operations	10,840,007	14,133,330

Distributions to Shareholders from:
Net investment income	(492,068)	(172,140)
Total distributions to shareholders	(492,068)	(172,140)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	11,579,340	10,549,952
Shares issued as reinvestment of distributions	489,505	143,961
Shares redeemed	(31,985,644)	(10,185,371)
Net increase (decrease) in net assets from shares of beneficial interest transactions	(19,916,799)	508,542
Redemption fees*	-	365
Net increase (decrease) in net assets	(9,568,860)	14,470,097

Net Assets:
Beginning of year	67,140,936	52,670,839
End of year	$57,572,076	$67,140,936

Undistributed net investment income	$334,119	$214,957

Shares of Beneficial Interest Transactions (Class I):
Shares sold	1,179,087	1,276,753
Shares issued as reinvestment of distributions	55,062	17,773
Shares redeemed	(3,305,481)	(1,210,765)
Net increase (decrease) in shares outstanding	(2,071,332)	83,761

* Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

8	Smith Group Large Cap Core Growth Fund 2013 Annual Report

Financial Highlights

Smith Group Large Cap Core Growth Fund
For a Fund Share Outstanding Throughout Each Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/13	9/30/12	9/30/11	9/30/10	9/30/09
	Class I	Class I	Class I	Class I	Class I
Net asset value, beginning of year	$9.01	$7.15	$6.77	$6.31	$7.87

Income (Loss) from Investment Operations:

Net investment income(1)	0.10	0.04	0.05	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.66	1.84	0.37	0.46	(1.56)
Total from investment operations	1.76	1.88	0.42	0.48	(1.54)

Less Distributions:

Dividends from net investment income	(0.07)	(0.02)	(0.04)	(0.02)	(0.02)
Total distributions	(0.07)	(0.02)	(0.04)	(0.02)	(0.02)

Redemption fees added to paid-in capital(1)	-	0.00 (2)	0.00 (2)	0.00 (2)	-

Net asset value, end of year	$10.70	$9.01	$7.15	$6.77	$6.31

Total return	19.74%	26.37%	6.15%	7.64%	(19.59)%

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of year (in 000’s)	$57,572	$67,141	$52,671	$41,990	$26,880
Operating expenses:
Before expense reimbursement/waiver	0.94%	1.06%	1.29%	1.99%	2.59%
After expense reimbursement/waiver	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income:
After expense reimbursement/waiver	1.01%	0.43%	0.61%	0.32%	0.35%
Portfolio turnover rate	66.40%	60.59%	84.41%	90.26%	138.18%

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Amount represents less than $0.005.

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2013 Annual Report	9

Notes to Financial Statements
September 30, 2013

1.	Organization

The Smith Group Large Cap Core Growth Fund (the “Fund”) is a separate series of the Scotia Institutional Funds (formerly, DundeeWealth Funds) (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) dated March 12, 2013. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”).  The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2013, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on May 31, 2007. The financial statements of the remaining series in the Trust are presented in separate documents.

On September 12, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization and Termination with respect to the Fund (the “Plan”). The Plan provides for the sale of all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Smith Group Large Cap Core Growth Fund (the “Acquiring Fund”), a newly-created series of Managed Portfolio Series, in exchange for the Acquiring Fund’s shares with the same aggregate net asset value as shares of the Fund, which would be distributed pro rata by the Fund to the holders of its shares in complete liquidation of the Fund (the “Reorganization”). Smith Asset Management Group, L.P. (the “Sub-Adviser” or “Smith”), the current sub-adviser of the Fund, is the investment adviser of the Acquiring Fund. The investment objectives of the Acquiring Fund and the Fund are the same, and the investment policies and strategies of the Acquiring Fund and the Fund are substantially identical. The Reorganization is subject to approval by the shareholders of the Fund. It is anticipated that a special meeting of shareholders of the Fund will be held in the first quarter of 2014 to seek approval of the Plan and the related Reorganization (the “Shareholder Meeting”). A related proxy statement in connection with the Shareholder Meeting that further describes the Plan and the Reorganization will be distributed in advance of the Shareholder Meeting.

The Fund seeks long-term capital appreciation and, under normal market conditions, invests at least 80% of its assets in United States of America (“U.S.”) common stocks and other equity securities of large capitalization companies which the Sub-Adviser believes will have the highest probability of an earnings growth rate that exceeds investor expectations.

It is expected that a significant portion of the Fund’s shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors.  To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy and result in increased overall expenses for the remaining shareholders.

2.	Significant Accounting Policies

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period.  Actual results could differ from those estimates and those differences could be significant.

10	Smith Group Large Cap Core Growth Fund 2013 Annual Report

Notes to Financial Statements
(Continued)

Derivative Financial Instruments – The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Smith’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under U.S. GAAP.

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities or interest rates. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2013, the Fund had no investments in futures contracts.

Options – The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

During the year ended September 30, 2013, the Fund had no investments in options.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value (“NAV”) for a Fund share is the value of that share’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund no longer imposes a redemption fee. Prior to February 1, 2012, the Fund imposed a redemption fee of 2.00% on shares redeemed within 90 days of purchase. The redemption fee was calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest were treated as having been redeemed first. The redemption fee was deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.	Fair Value Measurements

The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1:       Quoted prices in active markets for identical securities

Level 2:       Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:       Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2013, is as follows:

Level 1 – Quoted Prices*	$57,468,935
Total Market Value of Investments	$57,468,935

*	Level 1 securities consist of common stocks and short-term investments as disclosed in the Schedule of Investments.

The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period. The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2013.

There were no Level 2 or 3 investments held at September 30, 2013 or September 30, 2012.

Smith Group Large Cap Core Growth Fund 2013 Annual Report	11

Notes to Financial Statements
(Continued)

Additional Information to Evaluate Quantitative Information

The Fund uses recognized industry pricing services – approved by the Board of Trustees of the Trust (the “Board”) and unaffiliated with Scotia Institutional Investments US, LP (formerly, DundeeWealth US, LP) (“SII” or the “Adviser”) – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities and preferred equity securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair value prices for non-North and South American foreign equity securities are provided by an independent fair value service on a daily basis in accordance with the fair value methods approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. The independent fair value service provides a fair value factor that is applied to the closing price of a foreign security to reflect movements in the security’s local market between the time of local closing and the time at which the Fund calculates NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

Fair valued securities may be common and preferred equities, warrants, options or rights. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

SII reports quarterly to the Board with respect to fair valuation events.

4.	Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”.  ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”).  The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement.  In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additionally, in January 2013, FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. New disclosures are required for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.  Management is evaluating the implications, if any, of the new requirements and their impact has not been determined.

5.	Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the “Advisory Agreement”) with SII pursuant to which SII provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.61% of the average daily net assets of the Fund.  As investment adviser to the Fund, SII has the ultimate responsibility over Smith, as sub-adviser to the Fund, and is responsible for the investment performance of the Fund. SII has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Smith, pursuant to which Smith serves as sub-adviser to the Fund.

Sub-advisory fees paid to Smith under the Sub-Advisory Agreement are paid by SII not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, SII and Smith provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.

For its services as investment sub-adviser to the Fund, Smith is entitled to receive investment sub-advisory fees from SII at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Smith will be paid 0.30% on the first $100,000,000; 0.35% on the next $400,000,000; 0.40% on the next $500,000,000; and 0.35% on the balance of the average daily net assets.

12	Smith Group Large Cap Core Growth Fund 2013 Annual Report

Notes to Financial Statements
(Continued)

SII has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 0.79% for the Class I shares of the Fund until January 31, 2014 (“Expense Limitation”). The Trust has agreed, commencing May 28, 2010, to carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement is made by SII, any fees or expenses in excess of the applicable expense limitation that are waived, reimbursed or assumed by SII under the Expense Limitation and to repay SII the amount of such excess fees or expenses. For the year ended September 30, 2013, the Adviser reimbursed the Fund $92,655. The balance of recoverable expenses to the Adviser at September 30, 2013 was $510,568, as shown below:

For the year ended September 30, 2011, expiring September 30, 2014	$245,054
For the year ended September 30, 2012, expiring September 30, 2015	172,859
For the year ended September 30, 2013, expiring September 30, 2016	92,655
Balances of Recoverable Expenses to the Adviser	$510,568

Except for the Chief Compliance Officer, the Trust does not pay any fees to its Officers for their services as such. For the year ended September 30, 2013, the Fund was allocated $8,000 in Chief Compliance Officer fees. The Trust pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

6.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

The Bank of New York Mellon Corporation acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

7.	Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Distribution paid from:
Ordinary income	$492,068	$172,140

8.	Investment Transactions

Investment transactions for the year ended September 30, 2013, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$39,486,442	$60,889,804

9.	Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and will distribute all of its taxable income, including any realized gain on investments, to its shareholders. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2013, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$345,053
Undistributed long-term capital gains	4,676,865
Unrealized appreciation	10,858,668
Other book/tax differences	(10,935)
Total accumulated earnings	$15,869,651

The differences between book and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales on the Fund.

Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.

As of September 30, 2013, the Fund did not have a capital loss carryforward.

Under current tax law, capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year.

During the year ended September 30, 2013, the Fund utilized capital loss carryforward of $6,619,530.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2013, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2010 through September 30, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, SII will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

10.	Reclassifications

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2013, there were no tax basis reclassifications.

Smith Group Large Cap Core Growth Fund 2013 Annual Report	13

Notes to Financial Statements
(Continued)

11.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

12.	Subsequent Events

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements other than the reorganization described in Note 1.

14	Smith Group Large Cap Core Growth Fund 2013 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Scotia Institutional Funds:

We have audited the accompanying statement of assets and liabilities of the Smith Group Large Cap Core Growth Fund (the “Fund”), including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2010, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated November 26, 2010. The financial highlights for the period ended September 30, 2009, were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

As described in Note 1, the Fund’s Board of Trustees approved an Agreement and Plan of Reorganization with respect to the Fund.

Philadelphia, Pennsylvania
November 25, 2013

Smith Group Large Cap Core Growth Fund 2013 Annual Report	15

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

John Pereira Year of Birth: 1968	Trustee	Since September 2011	HollisWealth Inc., Executive Vice President and Chief Financial Officer	4	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	4	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	VAL Health, LLC Chairman Millennium Oncology Management, Inc., Vice President	4	Advaxis, Inc.

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Brown Advisory Partner Crosswind Investments, LLC, Partner and Chief Executive Officer (2009-2012) Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)	4	None

16	Smith Group Large Cap Core Growth Fund 2013 Annual Report

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Term of Office and
Name and	Position Held	Length of Time	Principal Occupation(s)
Year of Birth	with the Funds	Served	During Past 5 Years

Amy Duling Year of Birth: 1967	President	Since September 2011	Scotia Institutional Investments US, LP, Managing Partner (2006-2011), Senior Vice President (since 2011) and Chief Compliance Officer (since 2010)

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	Scotia Institutional Investments US, LP, Director of Regulatory Administration since 2010

	Chief Compliance Officer	Since April 2012	BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	Scotia Institutional Investments US, LP; Director of Finance and Administration (since 2006)

Constellation Investment Management Company; Chief Financial Officer (2004-2006)

Smith Group Large Cap Core Growth Fund 2013 Annual Report	17

Additional Fund Information

September 30, 2013
(Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2013, 0.05% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2013, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended September 30, 2013, 100.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Proxy Voting Information

A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Fund’s Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Fund’s website at http://www.theSIFunds.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2013 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18	Smith Group Large Cap Core Growth Fund 2013 Annual Report

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS	WHAT DOES SCOTIA INSTITUTIONAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	▪	Social Security number
	▪	account balances
	▪	account transactions
	▪	transaction history
	▪	wire transfer instructions
	▪	checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Scotia Institutional Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Scotia Institutional Funds share?	Can you limit this sharing?
For our everyday business purposes –	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don’t share
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –	Yes	No
information about your transactions and experiences

For our affiliates’ everyday business purposes –	No	We don’t share
information about your creditworthiness

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call1-888-572-0968 or go to www.theSIFunds.com

Smith Group Large Cap Core Growth Fund 2013 Annual Report	19

Additional Fund Information
(Unaudited) (Continued)

What we do
How does Scotia Institutional Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Scotia Institutional Funds	We collect your personal information, for example, when you
collect my personal information?
	▪	open an account
	▪	provide account information
	▪	give us your contact information
	▪	make a wire transfer
	▪	tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

	▪	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	▪	affiliates from using your information to market to you
	▪	sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	▪	Our affiliates include companies such as Scotia Institutional Investments US, LP and HollisWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	▪	Scotia Institutional Funds doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	▪	Scotia Institutional Funds doesn’t jointly market.

20	Smith Group Large Cap Core Growth Fund 2013 Annual Report

This page is left blank intentionally.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)	During the period covered by this report, the registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s board of trustees has determined that Dr. James Patton and Gary Shugrue are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $150,000 for 2013 and $150,000 for 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $27,750 for 2013 and $0 for 2012.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $37,020 for 2013 and $38,600 for 2012.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.
(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s audit committee, or its delegate, must pre-approve all audit and non-audit services to be provided to the registrant. The audit committee also pre-approves any non-audit services provided by the registrant’s principal accountant to Scotia Institutional Investments US, LP and any advisory affiliates.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2012.
(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Scotia Institutional Funds

By (Signature and Title)*	/s/ Amy D. Duling
Amy D. Duling, President
(principal executive officer)

Date	12/06/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy D. Duling
Amy D. Duling, President
(principal executive officer)

Date	12/06/13

By (Signature and Title)*	/s/ John H. Leven
John H. Leven, Treasurer
(principal financial officer)

Date	12/06/13

* Print the name and title of each signing officer under his or her signature.